              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON MAY 7, 2009



                                                     REGISTRATION NO. 333-158021


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


        [X] PRE-EFFECTIVE AMENDMENT NO. 1  [ ] POST-EFFECTIVE AMENDMENT NO.
                        (Check appropriate Box or Boxes)


                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
                (Registrant's Telephone No., including Area Code)

                        STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:

             GEOFFREY R.T. KENYON, ESQ.               BRUCE A. ROSENBLUM, ESQ.
                    DECHERT LLP                            K&L GATES LLP
          200 CLARENDON STREET, 27TH FLOOR              1601 K. STREET N.W.
            BOSTON, MASSACHUSETTS 02116                WASHINGTON, D.C. 20006

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

================================================================================

FOR SHAREHOLDERS OF
JANUS ADVISER GROWTH AND INCOME FUND
                                                                    (JANUS LOGO)



                                                                    May 11, 2009


Dear Shareholder:


     The Board of Trustees for Janus Adviser Growth and Income Fund ("JAD Growth and Income Fund"), a series of Janus Adviser Series ("JAD Trust"), recently authorized Janus Capital Management LLC ("Janus Capital") to reorganize JAD Growth and Income Fund with and into Janus Growth and Income Fund ("JIF Growth and Income Fund," and together with JAD Growth and Income Fund, the "Funds" and each, a "Fund''), a series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 2, 2009 (the "Closing Date") at which time you will receive shares of JIF Growth and Income Fund approximately equivalent in dollar value to your shares in JAD Growth and Income Fund as of the Closing Date.



     You are not being asked to vote on, or take any other action in connection with the Reorganization. Immediately after the Closing Date, your assets will automatically be invested in JIF Growth and Income Fund, which has the same investment objective, strategies, policies and risks as JAD Growth and Income Fund, and both Funds are managed by the same portfolio manager.


     As explained in greater detail below and in the attached materials, the Reorganization is part of a larger effort by Janus Capital to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to manage and operate its mutual fund platform more effectively and more efficiently. The following provides a summary of the broad effort Janus Capital is undertaking, and the actions Janus Capital will be executing in the months ahead.


     Janus Capital has historically organized its retail mutual funds into two separate and distinct corporate structures, called "trusts." The original mutual fund trust, the JIF Trust, was designed to offer shares using only one no-load pricing model to primarily meet the needs of the self-directed investor. In 2000, your trust, the JAD Trust, was introduced to offer multi-class pricing to facilitate the sale of shares of Janus mutual funds through Janus Capital's network of third-party intermediaries. The two trusts have very similar product offerings that are managed by the same portfolio managers or investment teams and backed by the same research teams. In response to changing market conditions and investor movement towards advice-driven channels, Janus Capital believes that it is in the best interests of all fund shareholders to reorganize your trust and create one combined mutual fund platform with multi-share class pricing that is designed to meet the needs of various types of investors. To that end, Janus Capital has proposed, and the Board of Trustees of the Janus funds has approved, merging each fund of the JAD Trust into the similarly managed fund in the JIF Trust, including the merger of JAD Growth and Income Fund into JIF Growth and Income Fund.

     The impact of the Reorganization on you and your Fund is discussed in detail in the attached materials. As a general matter, Janus Capital's efforts to reorganize and simplify its mutual fund platform are expected to benefit Janus fund shareholders in the following ways:


     - The reorganizations provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objective, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;



     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;



     - As a result of the reorganizations, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and



     - Janus Capital's evolving distribution model will permit different types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.



     In addition, each merger, including the Reorganization, is designed to qualify as a tax-free reorganization, so fund shareholders should not realize a tax gain or loss as a direct result of the merger, nor will any fund shareholder pay any fees related to the merger.


     Additional details about the Reorganization are described in the enclosed Q&A and Prospectus/Information Statement. For information about other available options, please contact your broker-dealer, plan sponsor, or financial intermediary or call a Janus representative at 1-800-525-0020.

     We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

                                        Sincerely,

                                        /s/ Robin C. Beery

                                        Robin C. Beery

                                        Chief Executive Officer and President of

                                        Janus Adviser Series

                        PROSPECTUS/INFORMATION STATEMENT


                                  MAY 11, 2009


                                TABLE OF CONTENTS


INTRODUCTION............................................     1
SYNOPSIS................................................     4
  Investment Objectives, Strategies, Restrictions and
     Risks..............................................     9
  Comparison of Fees and Expenses.......................    22
  Comparison of Fund Performance........................    28
  Distribution and Purchase Procedures, Exchange Rights,
     and Redemption Procedures..........................    31
  Calculation of Net Asset Value........................    32
  Dividends and Distributions...........................    32
  Frequent Purchases and Redemptions....................    32
  Taxes.................................................    32
  Distribution Arrangements.............................    33
THE REORGANIZATION......................................    33
  The Plan..............................................    33
  Reasons for the Reorganization........................    34
  Federal Income Tax Consequences.......................    36
  Capitalization........................................    39
  Other Comparative Information about the Funds.........    39
     Investment Adviser.................................    39
     Management Expenses................................    42
     Administrative Services Fees.......................    43
     Investment Personnel...............................    43
  Securities to Be Issued, Key Differences in
     Shareholder Rights.................................    44
ADDITIONAL INFORMATION..................................    47
  Share Ownership.......................................    47
  Trustees and Officers.................................    49
  Independent Registered Public Accounting Firm.........    49
  Legal Matters.........................................    49
  Information Available Through the SEC.................    49
APPENDICES
  Appendix A - Form of Agreement and Plan of
     Reorganization.....................................   A-1
  Appendix B - Other Investment Techniques and Related
     Risks of the Funds.................................   B-1
  Appendix C - Shareholder's Guide......................   C-1
  Appendix D - Legal Matters............................   D-1

                        PROSPECTUS/INFORMATION STATEMENT
                                  MAY 11, 2009

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                      JANUS ADVISER GROWTH AND INCOME FUND
                        A SERIES OF JANUS ADVISER SERIES
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-0020


             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF

                          JANUS GROWTH AND INCOME FUND
                        A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-3713

                                  INTRODUCTION


     This Prospectus/Information Statement is being furnished to shareholders of Janus Adviser Growth and Income Fund ("JAD Growth and Income Fund"), a series of Janus Adviser Series (the "JAD Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, shareholders of JAD Growth and Income Fund will receive shares of Janus Growth and Income Fund ("JIF Growth and Income Fund," and together with JAD Growth and Income Fund, the "Funds" and each, a "Fund''), a corresponding series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 2, 2009 (the "Closing Date"). As described more fully in this Prospectus/Information Statement, the Reorganization is one of several reorganizations that will take place among various Janus funds.



     Pursuant to the Plan, all or substantially all of the assets of JAD Growth and Income Fund will be transferred to JIF Growth and Income Fund, a Fund also managed by Janus Capital Management LLC ("Janus Capital"), in exchange for shares of beneficial interest of JIF Growth and Income Fund and the assumption by JIF Growth and Income Fund of all of the liabilities of JAD Growth and Income Fund, as described more fully below. As a result of the Reorganization, each shareholder of JAD Growth and Income Fund will receive a number of full and fractional shares of JIF Growth and Income Fund approximately equal in value to their holdings in JAD Growth and Income Fund as of the Closing Date. After the Reorganization is completed, JAD Growth and Income Fund will be liquidated.



     JIF Growth and Income Fund is a series of the JIF Trust, an open-end, registered management investment company organized as a Massachusetts business trust. JAD Growth and Income Fund is a series of the JAD Trust, an open-end, registered management investment company organized as a Delaware statutory trust. JAD Growth and Income Fund and JIF Growth and Income Fund are each classified as a diversified series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of both JAD Growth and Income Fund and JIF Growth and Income Fund is to seek long-term capital growth and current income.


     Janus Capital will remain the investment adviser of JIF Growth and Income Fund after the Reorganization. Janus Capital is responsible for the day-to-day management of JAD Growth and Income Fund's and JIF Growth and Income Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. As one of the larger mutual fund sponsors in the United States, Janus Capital sponsored 73 mutual funds and had approximately $110.9 billion in assets under management as of March 31, 2009. The Reorganization will offer shareholders continuity in portfolio management while giving them continued access to Janus Capital's experience and resources in managing mutual funds.



     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about JIF Growth and Income Fund, JAD Growth and Income Fund and the Reorganization. This Prospectus/Information Statement is being mailed on or about May 15, 2009.


INCORPORATION BY REFERENCE

     For more information about the investment objectives, strategies, restrictions and risks of JIF Growth and Income Fund and JAD Growth and Income Fund, see:

      i. the Prospectus of JAD Growth and Income Fund, Class A and Class C Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

     ii. the Prospectus of JAD Growth and Income Fund, Class I Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

    iii. the Prospectus of JAD Growth and Income Fund, Class R Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

     iv. the Prospectus of JAD Growth and Income Fund, Class S Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

      v. the Statement of Additional Information of JAD Growth and Income Fund, dated November 28, 2008, as supplemented (File No. 333-33978);

     vi. the Annual Report of JAD Growth and Income Fund for the fiscal year ended July 31, 2008 (File No. 811-09885);

    vii. the unaudited Semiannual Report of JAD Growth and Income Fund for the fiscal period ended January 31, 2009 (File No. 811-09885);

   viii. the Statement of Additional Information of JIF Growth and Income Fund, dated February 27, 2009, as supplemented (File No. 002-34393);

     ix. the Annual Report of JIF Growth and Income Fund for the fiscal year ended October 31, 2008 (File No. 811-01879); and

      x. the unaudited Semiannual Report of JIF Growth and Income Fund for the fiscal period ended April 30, 2008 (File No. 811-01879).

     These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are incorporated by reference herein as appropriate. The Prospectus of the appropriate class of JAD Growth and Income Fund and its Annual Report and Semiannual Report have previously been delivered to JAD Growth and Income Fund shareholders.


     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR BROKER-DEALER, PLAN SPONSOR, OR FINANCIAL INTERMEDIARY, OR BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE JAD TRUST OR THE JIF TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206-4805.



     A Statement of Additional Information dated May 11, 2009 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling Janus at 1-877-335-2687.



     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION OR THE U.S. GOVERNMENT, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

     THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

     SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

     This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS HAPPENING IN THE REORGANIZATION?


A. At a meeting held on March 12, 2009, the Board of Trustees of the JAD Trust approved the Plan which authorizes the reorganization of JAD Growth and Income Fund with and into JIF Growth and Income Fund, with JIF Growth and Income Fund being the surviving entity. JAD Growth and Income Fund is a series of the JAD Trust and JIF Growth and Income Fund is a series of the JIF Trust. Each Fund is advised by Janus Capital. You are receiving this Prospectus/Information Statement because you are a shareholder of JAD Growth and Income Fund and will be impacted by the Reorganization.



     Immediately after the Closing Date, JAD Growth and Income Fund investors will own a number of full and fractional shares of JIF Growth and Income Fund approximately equivalent in dollar value to their shares in JAD Growth and Income Fund at the time of the Reorganization. Specifically, all or substantially all of the assets of JAD Growth and Income Fund will be transferred to JIF Growth and Income Fund solely in exchange for shares of JIF Growth and Income Fund with a value approximately equal to the value of JAD Growth and Income Fund's assets net of liabilities, and the assumption by JIF Growth and Income Fund of all liabilities of JAD Growth and Income Fund. Immediately following the transfer, the shares of JIF Growth and Income Fund received by JAD Growth and Income Fund will be distributed pro rata to JAD Growth and Income Fund shareholders of record as of the Closing Date (on or about July 2, 2009). After the Reorganization is completed, JAD Growth and Income Fund will be liquidated. The Reorganization is conditioned upon receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization, and other conditions as outlined in the Plan.



Q. WHAT DID THE BOARD OF TRUSTEES CONSIDER IN DETERMINING THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF JAD GROWTH AND INCOME FUND?



A. The Board of Trustees of the JAD Trust concluded that the Reorganization is in the best interests of JAD Growth and Income Fund after consideration of the following factors, among others:


     - The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider range of Janus funds with differing investment strategies.
     - The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     - JAD Growth and Income Fund has the same investment objective, strategies, policies and risks as JIF Growth and Income Fund, and the two Funds are managed by the same portfolio manager.

     - The two Funds have similar historical performance.

     - Shareholders of each Fund will have the opportunity to invest in a larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     - Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     - Both Funds have the same contractual investment advisory fee rate (excluding any fee waivers).

     - The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD Growth and Income Fund shareholders paying lower fees in the short-term, and provides greater longer term certainty with respect to total expense ratios.
     - The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.
     - The Reorganization would not dilute the interests of either Fund's current shareholders.

     - The impact of the Reorganization on the ability of JIF Growth and Income Fund to benefit from using a portion of the realized capital losses generated by JAD Growth and Income Fund and JIF Growth and Income Fund, as applicable.

     - The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     - JAD Growth and Income Fund's shareholders will not pay any fees of the Reorganization, and immediately after the Reorganization, the full and fractional value of their shares in JIF Growth and Income Fund will be equal to the full and fractional value of their JAD Growth and Income Fund holdings immediately prior to the Reorganization.


Q.   WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?


A. Both Funds have the same investment objective of seeking long-term capital growth and current income. Each Fund has the same investment strategies and risks. Each Fund pursues its investment objective by normally emphasizing investments in common stocks. Each Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each Fund may invest include: domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and other securities with equity characteristics.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies, Restrictions and Risks."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?


A. As of October 31, 2008, JIF Growth and Income Fund's net assets were approximately $3.3 billion and JAD Growth and Income Fund's net assets were approximately $94.9 million. The asset size of each Fund fluctuates on a daily basis and the asset size of JIF Growth and Income Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of October 31, 2008. More current total net asset information is available on janus.com/info.



Q. WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE UNDER THE ADVISORY AGREEMENT?



A. No. The investment advisory fee rate payable under the advisory agreements for JAD Growth and Income Fund and JIF Growth and Income Fund is currently the same, 0.62% per annum of average daily net assets.


     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WILL THE REORGANIZATION RESULT IN HIGHER FUND EXPENSES?


A. Based on October 31, 2008 assets (and assuming the Reorganization occurred on October 31, 2008), the projected total expense ratio of JIF Growth and Income Fund (following completion of the Reorganization) is slightly lower than the current expense ratio for JAD Growth and Income Fund. Janus Capital also anticipates that over time, as the result of the Reorganization, the elimination of some duplicative expenses and the opportunity for economies of scale may result in further lowering JIF Growth and Income Fund's other expense ratio (other than management fee ratio). Following the completion of the Reorganization, JIF Growth and Income Fund will have a total operating expense limit (0.73%) which is lower than the current expense limitation of JAD Growth and Income Fund (0.99%).


     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. As a result of the Reorganization, however, JAD Growth and Income Fund and/or JIF Growth and Income Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains of JAD Growth and Income Fund.


Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CAPITAL CHANGE?


A. No. Janus Capital manages both JAD Growth and Income Fund and JIF Growth and Income Fund. The administrator, custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Reorganization. Following the Reorganization, shareholders of JAD Growth and Income Fund will have the same purchase and redemption privileges and expanded exchange privileges given the additional available fund offerings in the JIF Trust. Please consult your financial intermediary for information on any services provided by them to the Funds.


Q. ARE THERE ANY DIFFERENCES IN SHAREHOLDER RIGHTS AND PRIVILEGES OF A FUND UNDER THE JAD TRUST VERSUS THE JIF TRUST?

A. Shareholders of the JAD Trust (your current trust) and shareholders of the JIF Trust (the trust into which JAD Growth and Income Fund is reorganizing) have similar rights and privileges under their respective trust documents and state laws. As a result, the Reorganization is not expected to have any substantial effect on the rights of shareholders. Several differences in the trusts are worth noting however. Under the JAD Trust, subject to making certain determinations, the Board of Trustees may terminate the JAD Trust or any fund of the JAD Trust without seeking shareholder approval. Under the JIF Trust, shareholder approval is required to terminate the JIF Trust, but the Board of Trustees may merge, liquidate or reorganize a fund of the JIF Trust without seeking shareholder approval, if it is in accordance with legal requirements such as the 1940 Act requirements. The JAD Trust, however, is subject to more restrictive requirements with respect to mergers, liquidations and reorganizations than it is permitted under the 1940 Act. In addition, under the JAD Trust, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Under the JIF Trust, each holder of a whole or fractional share held in a Fund is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in the shareholders' name.

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?


A. No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full and fractional value of shares of JAD Growth and Income Fund will be exchanged for full and fractional shares of JIF Growth and

     Income Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.


Q. CAN I STILL ADD TO MY EXISTING JAD GROWTH AND INCOME FUND ACCOUNT UNTIL THE REORGANIZATION?


A. Yes. JAD Growth and Income Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about July 2, 2009). However, the Board of Trustees of the JAD Trust may determine to temporarily limit future investments in JAD Growth and Income Fund prior to the Closing Date to ensure a smooth transition of shareholder accounts into JIF Growth and Income Fund.



Q.   WILL EITHER FUND PAY FEES ASSOCIATED WITH THE REORGANIZATION?



A. No. Janus Capital will pay those fees, including legal fees and costs associated with mailing of this Prospectus/Information Statement.


Q.   WHEN WILL THE REORGANIZATION TAKE PLACE?


A. The Reorganization will occur on or about July 2, 2009. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.



Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER FUND IN THE JAD TRUST PRIOR TO THE REORGANIZATION?



A. You may exchange your shares into another fund in the JAD Trust before the Closing Date (on or about July 2, 2009) in accordance with your pre-existing exchange privileges by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at 1-800-525-0020. If you choose to exchange your shares of JAD Growth and Income Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account ("IRA"). Exchanges may be subject to minimum investment requirements and redemption fees.



     Please note that all other funds in the JAD Trust are also subject to reorganization with and into the JIF Trust or will be liquidated. So, if you exchange your shares with and into another fund in the JAD Trust, as a shareholder of that fund, you will also be participating in a reorganization of that fund with and into a similarly-managed fund in the JIF Trust or your shares will be liquidated. In addition, if you purchase shares of a fund in the JAD Trust just before a distribution, which is expected to occur prior to the Reorganization for each of those funds, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution (unless your shares are held in a qualified tax-deferred plan or account). This is referred to as "buying a dividend."

INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS

     Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Funds may also emphasize some degree of income, they are not designed for investors who desire a certain level of income. The Funds have the same investment objective, principal investment strategies and risks, which are discussed in detail below. The Funds also have the same fundamental and non-fundamental investment policies and restrictions, a description of each of these investment policies and restrictions is included in each Fund's Statement of Additional Information.

INVESTMENT OBJECTIVE

     Each Fund's investment objective is to seek long-term capital growth and current income. Each Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. Each Fund will notify its shareholders in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to a Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     Each Fund pursues its investment objective by normally emphasizing investments in common stocks. Each Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Funds may invest include:

     - domestic and foreign common stocks
     - preferred stocks
     - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
     - other securities with equity characteristics

     Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Funds are not designed for investors who need consistent income, and each Fund's investment strategies could result in significant fluctuations of income.


     The portfolio manager, who is the same for each Fund, applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with each Fund's investment policies. If the portfolio manager is unable to find such investments, each Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

     Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


     Within the parameters of its specific investment policies, each Fund may invest its assets in derivatives (by taking long and/or short positions). Each Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.


     For more information on the Funds' investment techniques and related risks, please see Appendix B.

PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS


     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of long-term capital growth and current income. The following is a summary of the principal risks associated with such securities and investment techniques. Each Fund has the same investment objective, strategies and policies, so the principal risks are the same for each Fund. Additional information about these risks is included in each Fund's Prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks is included in Appendix B.


RISK FACTORS OF THE FUNDS


     The biggest risk for each Fund is that the Fund's returns may vary, and you could lose money. Each Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


     MARKET RISK. The value of each Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of each Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of a Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


     It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on each Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude a Fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



     GROWTH SECURITIES RISK. Each Fund invests in companies after accessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



     FIXED-INCOME SECURITIES RISK. The income component of each Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as prevailing interest rates rise which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in a Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


     FOREIGN EXPOSURE RISK. Each Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, a Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. Each Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

     DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to a Fund. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent each Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


     An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

     The following questions and answers are designed to help you better understand each Fund's principal investment strategies.

1.  HOW ARE COMMON STOCKS SELECTED?


     Unless its investment objective or policies prescribe otherwise, each Fund may invest substantially all of its assets in common stocks. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Each Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. Each Fund may also sell a holding to meet redemptions.


     Each Fund may emphasize varying degrees of income. The portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2.  ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?



     Yes. The portfolio manager seeks companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which each Fund may invest, and each Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF EACH FUND'S PORTFOLIO?

     Each Fund shifts assets to varying degrees between the growth and income components of its portfolio holdings based on the portfolio manager's analyses of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, each Fund will place a greater emphasis on the growth component. Each Fund's growth component will normally be up to 75% of its net assets. In addition, each Fund's income component may consist of dividend-paying stocks which exhibit growth characteristics.

4.  WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF EACH FUND'S
    PORTFOLIO?

     The growth component of each Fund's portfolio is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Each Fund may also utilize swaps as a means to gain exposure to certain common stocks.

5.  WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF EACH FUND'S
    PORTFOLIO?

     Each Fund's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

     Equity securities may be included in the income component of each Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, each Fund's income component may also exhibit growth characteristics. Each fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in Appendix B.

6.  HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?


     Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of each Fund's holdings may include fixed-income securities.


7.  WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

     A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

8.  WHAT ARE U.S. GOVERNMENT SECURITIES?

     Each Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

RISKS


     Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks a Fund holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

     Each Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

     Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

     The following questions and answers are designed to help you better understand some of the risks of investing in each Fund.

1.  HOW COULD A FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

     Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

     - Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

     - Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

     - Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.



2. A FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

     Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3.  WHAT IS "INDUSTRY RISK"?

     Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. A Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

     High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

     Please refer to the "Explanation of Rating Categories" section of JAD Growth and Income Fund's Prospectus for a description of bond rating categories.

5.  WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


     Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

6.  HOW DO THE FUNDS TRY TO REDUCE RISK?


     Each Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit a Fund. A Fund's performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.


GENERAL PORTFOLIO POLICIES


     Unless otherwise stated, the following general policies apply to each Fund. Except for a Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus/Information Statement and/or the Fund's Statement of Additional Information normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


CASH POSITION

     The Funds may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

     In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

     In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio manager. Changes are normally made in a Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

     Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

COUNTERPARTIES


     Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.



     Each Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


OTHER TYPES OF INVESTMENTS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in Appendix B. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

     - debt securities
     - exchange-traded funds
     - indexed/structured securities
     - high-yield/high-risk bonds (35% or less of a Fund's net assets)
     - various derivative transactions (which could comprise a significant percentage of a Fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs
     - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)
     - securities purchased on a when-issued, delayed delivery, or forward commitment basis
     - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio manager believes it is appropriate; such techniques may result in increased transaction costs paid by a Fund and may be limited under the Internal Revenue Code and related regulations

SHORT SALES


     To a limited extent, each Fund may engage in short sales. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund's losses are potentially unlimited in a short sale transaction. A Fund's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund's performance.



     A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund's losses are theoretically unlimited.


     Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

     Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

SWAP AGREEMENTS

     Each Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in Appendix B.

SECURITIES LENDING


     A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

ILLIQUID INVESTMENTS


     Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by each Fund's Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


SPECIAL SITUATIONS

     Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."

COMPARISON OF FEES AND EXPENSES


     The types of expenses currently paid by each class of shares of JAD Growth and Income Fund are the same types of expenses to be paid by the corresponding share classes of JIF Growth and Income Fund. Currently, the Funds have substantially similar investment advisory agreements and are subject to the same annual advisory fee rate of 0.62% of average daily net assets.


CURRENT AND PRO FORMA FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in JAD Growth and Income Fund versus JIF Growth and Income Fund, and show the projected ("pro forma") estimated fees and expenses of JIF Growth and Income Fund, assuming consummation of the Reorganization as of October 31, 2008. Fees and expenses shown for JAD Growth and Income Fund were determined based on the Fund's average net assets as of its fiscal year ended July 31, 2008. The pro forma fees and expenses shown for JIF Growth and Income Fund were determined based on the Fund's average net assets as of its fiscal year ended October 31, 2008. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since July 31, 2008 for JAD Growth and Income Fund and October 31, 2008 for JIF Growth and Income Fund. Total net assets as of these dates are shown in a footnote to the table. More current total net asset information is available on janus.com/info. It is important for you to know that a decline in a Fund's average net assets during the current fiscal year and after the Reorganization, as a result of market volatility or other factors, could cause the Fund's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds. Significant declines in a Fund's net assets will increase your Fund's total expense ratio, likely significantly. The Funds will not pay any fees of the Reorganization.



ANNUAL FUND OPERATING EXPENSES



     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.



     The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the fiscal year ended July 31, 2008 for JAD Growth and Income Fund and those projected for JIF Growth and Income Fund on a pro forma basis for the fiscal year ended October 31, 2008 assuming consummation of the Reorganization. The pro forma expenses include estimated costs of the larger JIF Growth and Income Fund, which may result in higher costs that over the long-term are anticipated to decline. The Annual Fund Operating Expenses do not show current expenses for JIF Growth and Income Fund since the Fund does not currently offer any Class A, Class C, Class I, Class R and Class S Shares. The pro forma information in the "Annual Fund Operating Expenses" table below assumes that JIF Growth and Income Fund post-Reorganization has an annual fixed-rate advisory fee of 0.62% of average daily net assets. Neither the current nor pro forma Annual Fund Operating Expenses include the effect of recent market volatility which may increase those expenses to the extent there has been a decline in either Fund's asset levels.



EXPENSE LIMITATIONS



     Total Annual Fund Operating Expenses shown in the table below do not include any expense limitations agreed to by Janus Capital. Currently, through December 1, 2009, pursuant to a contract between Janus Capital and JAD Growth and Income Fund, Janus Capital reduces its investment advisory fee rate paid by JAD Growth and Income Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.99% of average daily net assets for the fiscal year. For purposes of this waiver, operating expenses do not include fees payable pursuant to Rule 12b-1 under the 1940 Act, administrative services fees (applicable to Class R Shares and Class S Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses and any indemnification related thereto). Janus Capital currently does not have a similar expense limitation agreement for JIF Growth and Income Fund but, assuming consummation of the Reorganization, Janus Capital has contractually agreed that until at least November 1, 2010, it would reduce its annual investment advisory fee rate paid by JIF Growth and Income Fund by the amount, if any, the total annual fund operating expenses allocated to any class exceed 0.73% of average daily net assets for the fiscal year. See the footnote to Total Annual Fund Operating Expenses in the table below that provides further detail regarding the total net expense ratio.



     The estimated pro forma expense ratio of JIF Growth and Income Fund, as shown in the fee table, does not include any fee waivers. Changes to expenses and asset levels of both JAD Growth and Income Fund and JIF Growth and Income Fund at the time of the Reorganization could trigger application of JIF Growth and Income Fund's expense limit of 0.73% (with certain expenses excluded from the waiver as noted above), resulting in a possible reduction of other expenses for a class and the investment advisory fee rate payable to Janus Capital by JIF Growth and Income Fund.


SHAREHOLDER FEES


     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. As noted above, JIF Growth and Income Fund currently does not offer Class A, Class C, Class I, Class R and Class S Shares. Upon consummation of the Reorganization, shares of these classes of JIF Growth and Income Fund will be established to correspond with shares of JAD Growth and Income Fund. Class A, Class C, Class I, Class R and Class S Shares of JIF Growth and Income Fund will have substantially the same class characteristics as the Class A, Class C, Class I, Class R and Class S Shares of JAD Growth and Income Fund, respectively.


SHAREHOLDER FEES(1)(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                   CLASS A   CLASS C   CLASS I   CLASS R   CLASS S
                                   -------   -------   -------   -------   -------
JAD GROWTH AND INCOME FUND /
JIF GROWTH AND INCOME FUND (PRO FORMA)
Maximum Sales Charge (load)
  Imposed on Purchases (as a % of
  offering price)................   5.75%(3)    N/A      N/A       N/A       N/A
Maximum Deferred Sales Charge
  (load) (as a % of the lower of
  original purchase price or
  redemption proceeds)...........    None(4)   1.00%(5)  N/A       N/A       N/A


--------

(1) JIF Growth and Income Fund currently does not offer Class A, Class C, Class I, Class R and Class S Shares. Upon the consummation of the Reorganization, shares of these classes of JIF Growth and Income Fund will be established to correspond with shares of JAD Growth and Income Fund.

(2) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
(3) Sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).
(4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.
(5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).




ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*(1)


                                                                                 TOTAL
                                    DISTRIBUTION /                 ACQUIRED      ANNUAL
                                        SERVICE                     FUND(5)       FUND
                       MANAGEMENT       (12B-1)         OTHER      FEES AND    OPERATING
                         FEE(2)         FEES(3)      EXPENSES(4)   EXPENSES   EXPENSES(6)
                       ----------   --------------   -----------   --------   -----------
JAD GROWTH AND INCOME FUND /
JIF GROWTH AND INCOME FUND (PRO FORMA ASSUMING CONSUMMATION OF THE REORGANIZATION)
Class A Shares
  Current............     0.62%          0.25%           0.13%       0.00%        1.00%
  Pro Forma..........     0.62%          0.25%           0.09%       0.01%        0.97%
Class C Shares
  Current............     0.62%          1.00%           0.20%       0.00%        1.82%
  Pro Forma..........     0.62%          1.00%           0.12%       0.01%        1.75%
Class I Shares
  Current............     0.62%           N/A            0.12%       0.00%        0.74%
  Pro Forma..........     0.62%           N/A            0.04%       0.01%        0.67%
Class R Shares
  Current............     0.62%          0.50%           0.37%       0.00%        1.49%
  Pro Forma..........     0.62%          0.50%           0.29%       0.01%        1.42%
Class S Shares
  Current............     0.62%          0.25%           0.39%       0.00%        1.26%
  Pro Forma..........     0.62%          0.25%           0.29%       0.01%        1.17%


--------


 * As of July 31, 2008, total net assets (rounded to millions) were $147.6 for JAD Growth and Income Fund. As of October 31, 2008, total net assets (rounded to millions) were $3,345.7 for JIF Growth and Income Fund.

(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
(3) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(4) For Class A Shares, Class C Shares, and Class I Shares, Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. For Class R Shares and Class S Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

(5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. A Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables in the Fund's current prospectus does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.


(6) Total Annual Fund Operating Expenses do not reflect the application of contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the total annual fund operating expenses of
    (i) JAD Growth and Income Fund and (ii) assuming the consummation of the Reorganization, JIF Growth and Income Fund post-Reorganization (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.99% and 0.73%, respectively, of average daily net assets on the fiscal year ending date in which the agreement is in effect. The agreement to contractually waive expenses of JIF Growth and Income Fund post-Reorganization will be in effect until at least November 1, 2010 unless terminated, revised, or extended. Refer to "Expense Limitations" in this Prospectus/Information Statement for the Funds' expense limit. Based on information in the table above, with the waiver, assuming Net Annual Fund Operating Expenses would have been included in the table above, those expenses for each Fund are as follows:


                     JAD GROWTH AND INCOME FUND   JIF GROWTH AND INCOME FUND (PRO FORMA)
                     --------------------------   --------------------------------------
    Class A........             1.00%                              0.97%
    Class C........             1.82%                              1.75%
    Class I........             0.74%                              0.67%
    Class R........             1.49%                              1.42%
    Class S........             1.26%                              1.17%


EXAMPLES:


     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS DISCUSSED ABOVE UNDER "EXPENSE LIMITATIONS." These examples are intended to help you compare the cost of investing in JAD Growth and Income Fund and in JIF Growth and Income Fund after the Reorganization with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in JAD Growth and Income Fund and in JIF Growth and Income Fund after the Reorganization for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

IF YOU REDEEM YOUR SHARES:

                                 1 YEAR(1)(2)(3)   3 YEARS(1)(4)   5 YEARS(1)(4)   10 YEARS(1)(4)
                                 ---------------   -------------   -------------   --------------
JAD GROWTH AND INCOME FUND /
JIF GROWTH AND INCOME FUND (PRO FORMA ASSUMING CONSUMMATION OF THE REORGANIZATION)
  Class A Shares
     Current..................         $671             $875           $1,096          $1,729
     Pro Forma................         $668             $866           $1,080          $1,696
  Class C Shares
     Current..................         $285             $573           $  985          $2,137
     Pro Forma................         $278             $551           $  949          $2,062
  Class I Shares
     Current..................         $ 76             $237           $  411          $  918
     Pro Forma................         $ 68             $214           $  373          $  835
  Class R Shares
     Current..................         $152             $471           $  813          $1,779
     Pro Forma................         $145             $449           $  776          $1,702
  Class S Shares
     Current..................         $128             $400           $  692          $1,523
     Pro Forma................         $119             $372           $  644          $1,420


IF YOU DO NOT REDEEM YOUR SHARES:

                                              3        5        10
                                    1       YEAR-    YEAR-    YEAR-
                                 YEAR(1)    S(1)     S(1)      S(1)
                                 -------   ------   ------   -------
JAD GROWTH AND INCOME FUND /
JIF GROWTH AND INCOME FUND (PRO FORMA ASSUMING CONSUMMATION OF THE
  REORGANIZATION)
  Class A Shares
     Current..................     $671     $875    $1,096    $1,729
     Pro Forma................     $668     $866    $1,080    $1,696
  Class C Shares
     Current..................     $185     $573    $  985    $2,137
     Pro Forma................     $178     $551    $  949    $2,062
  Class I Shares
     Current..................     $ 76     $237    $  411    $  918
     Pro Forma................     $ 68     $214    $  373    $  835
  Class R Shares
  Current.....................     $152     $471    $  813    $1,779
     Pro Forma................     $145     $449    $  776    $1,702
  Class S Shares
     Current..................     $128     $400    $  692    $1,523
     Pro Forma................     $119     $372    $  644    $1,420

--------

(1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.
(3) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).
(4) Contingent deferred sales charge is not applicable.



COMPARISON OF FUND PERFORMANCE


     The following information provides some indication of the risks of investing in the Funds by showing how each Fund's actual performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of a Fund. If sales charges were included, the returns would be lower. Since JIF Growth and Income Fund does not currently have Class A, Class C, Class I, Class R and Class S Shares, information shown for JIF Growth and Income Fund is based on a share class that has different fees and expenses than share classes of JAD Growth and Income Fund and does not represent the performance of your current share class. The table following the charts shows how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Each Fund's performance is compared to the S&P 500(R) Index, with the Russell 1000(R) Growth Index as the Fund's secondary benchmark. After the Reorganization, it is expected that JIF Growth and Income Fund will continue to compare its performance to the S&P 500(R) Index, with the Russell 1000(R) Growth Index as the Fund's secondary benchmark. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Funds' performance may reflect the effect of expense waivers. Without the effect of these waivers, the performance shown would have been lower. The performance of the Funds and the indices varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

  JAD GROWTH AND INCOME FUND - CLASS S


   Annual returns for periods ended 12/31
         73.20%   (15.40)%  (12.82)%  (19.45)%   23.94%    11.45%    12.29%     7.08%     8.14%   (44.35)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 38.24%     Worst Quarter:  4th-2008 (22.79)%



  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was (3.07)%.

  JIF GROWTH AND INCOME FUND


   Annual returns for periods ended 12/31
         51.18%   (11.41)%  (14.36)%  (21.51)%   24.65%    11.89%    12.48%     7.82%     8.69%   (42.48)%
          1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

   Best Quarter:  4th-1999 29.20%     Worst Quarter:  4th-2008 (21.67)%



  The Fund's year-to-date return as of the calendar quarter ended March 31, 2009 was (2.72)%.

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/08

                                                                         SINCE
                                    1 YEAR(1)   5 YEARS   10 YEARS   INCEPTION(2)
                                    ---------   -------   --------   ------------
JAD GROWTH AND INCOME FUND
  Class S Shares(3)
     Return Before Taxes..........    (44.35)%   (4.21)%     0.28%        1.94%
     Return After Taxes on
       Distributions..............    (44.43)%   (5.14)%   (0.31)%        1.38%
     Return After Taxes on
       Distributions and Sale of
       Fund Shares(4).............    (28.64)%   (3.17)%     0.38%        1.81%
  Class A Shares(5)
     Return Before Taxes(6).......    (47.42)%   (5.17)%   (0.23)%        1.46%
  Class C Shares(7)
     Return Before Taxes..........    (45.18)%   (4.21)%   (0.21)%        1.48%
  Class I Shares(8)
     Return Before Taxes..........    (44.03)%   (3.94)%     0.28%        1.94%
  Class R Shares(5)
     Return Before Taxes..........    (44.48)%   (4.21)%     0.09%        1.76%
  S&P 500(R) Index(9)
     (reflects no deduction for
     expenses, fees, or taxes)....    (37.00)%   (2.19)%   (1.38)%      (0.34)%
  Russell 1000(R) Growth Index(10)
     (reflects no deduction for
     expenses, fees, or taxes)....    (38.44)%   (3.42)%   (4.27)%      (2.47)%
JIF GROWTH AND INCOME FUND
  Return Before Taxes.............    (42.48)%   (3.24)%   (0.49)%        8.71%
  Return After Taxes on
     Distributions................    (42.58)%   (3.82)%   (1.08)%        7.51%
  Return After Taxes on
     Distributions and Sale of
     Fund Shares(4)...............    (27.42)%   (2.58)%   (0.40)%        7.37%
  S&P 500(R) Index(9)
     (reflects no deduction for
     expenses, fees, or taxes)....    (37.00)%   (2.19)%   (1.38)%        7.36%
  Russell 1000(R) Growth Index(10)
     (reflects no deduction for
     expenses, fees, or taxes)....    (38.44)%   (3.42)%   (4.27)%        5.72%


--------

 (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.

 (2) The inception date for JAD Growth and Income Fund is August 1, 2000 and the inception date for JIF Growth and Income Fund is May 15, 1991. The inception date of the predecessor fund (see footnote below) for JAD Growth and Income Fund is May 1, 1998.

 (3) Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Growth and Income Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.
 (4) If a Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund shares may exceed the Fund's other return figures.

 (5) Class A and Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown for Class A and Class R Shares reflect the performance of each class from September 30, 2004 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class A and Class R Shares was calculated using the fees and expenses of Class A and Class R Shares, respectively, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A and Class R Shares reflects the fees and expenses of Class A and Class R Shares, respectively, net of any fee and expense limitations or waivers.
 (6) Calculated assuming maximum permitted sales loads.
 (7) Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class C Shares was calculated using the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.
 (8) Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2008, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.
 (9) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(10) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at janus.com/info.


DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES


     Class A, Class C, Class I, Class R and Class S Shares of JIF Growth and Income Fund will have substantially similar class characteristics as the Class A, Class C, Class I, Class R and Class S Shares of JAD Growth and Income Fund, respectively. JIF Growth and Income Fund currently does not offer Class A, Class C, Class I, Class R and Class S Shares. Upon consummation of the Reorganization, shares of these classes of JIF Growth and Income Fund will be established to correspond with shares of JAD Growth and Income Fund. For additional information about purchase procedures, exchange rights and redemption procedures, please refer to the Shareholder's Guide, attached as Appendix C.


     Janus Capital is the investment adviser and administrator to both JAD Growth and Income Fund and JIF Growth and Income Fund, and Janus Distributors LLC ("Janus Distributors") is the distributor of each Fund. In addition, the custodian, State Street Bank and Trust Company, and transfer agent, Janus Services LLC, are the same for both Funds. After the Reorganization, JIF Growth and Income Fund will have purchase, exchange, and redemption procedures for Class A, Class C, Class I, Class R and Class S Shares that are the same or similar to those of the corresponding share classes in JAD Growth and Income Fund. Prior to the Reorganization, the JIF Trust will adopt a new plan pursuant to Rule 18f-3 under the 1940 Act which will make the share class characteristics of the JIF Trust substantially similar to the share class characteristics of the JAD Trust. Therefore, it is expected that shareholders of JAD Growth and Income Fund will continue to be subject to the same procedures and receive the same services as shareholders of JIF Growth and Income Fund, as they currently do as shareholders of JAD Growth and Income Fund.


CALCULATION OF NET ASSET VALUE


     The Funds each calculate their respective net asset value per share ("NAV") once each business day at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to the Shareholder's Guide, attached as Appendix C.


DIVIDENDS AND DISTRIBUTIONS

     A detailed description of each Fund's policy with respect to dividends and distributions is available in the "Distributions" section of JAD Growth and Income Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

FREQUENT PURCHASES AND REDEMPTIONS

     A detailed description of the Funds' policies with respect to frequent trading of Fund shares is available in the "Excessive Trading" section of JAD Growth and Income Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

TAXES

     A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds' shares is available in the "Taxes" section of JAD Growth and Income Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

DISTRIBUTION ARRANGEMENTS

     A detailed description of the Funds' distribution arrangements is available in the "Distribution, Servicing, and Administrative Fees" section of JAD Growth and Income Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

                               THE REORGANIZATION

THE PLAN

     The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

     The Plan contemplates: (i) JIF Growth and Income Fund's acquisition of all or substantially all of the assets of JAD Growth and Income Fund in exchange solely for shares of JIF Growth and Income Fund and the assumption by JIF Growth and Income Fund of all of JAD Growth and Income Fund's liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of JAD Growth and Income Fund; and (iii) the complete liquidation of JAD Growth and Income Fund.


     The value of JAD Growth and Income Fund's assets to be acquired and the amount of its liabilities to be assumed by JIF Growth and Income Fund and the NAV of a share of JAD Growth and Income Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by JAD Growth and Income Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in JAD Growth and Income Fund's currently effective Prospectuses and Statement of Additional Information. The Plan provides that Janus Capital will pay all fees of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about July 2, 2009.



     As soon as practicable after the Closing Date, JAD Growth and Income Fund will distribute pro rata to its shareholders of record the shares of JIF Growth and Income Fund it receives in the Reorganization, so that each shareholder of JAD Growth and Income Fund will receive a number of full and fractional shares of JIF Growth and Income Fund approximately equal in value to his or her holdings in JAD Growth and Income Fund, and JAD Growth and Income Fund will be liquidated.


     Such distribution will be accomplished by opening accounts on the books of JIF Growth and Income Fund in the names of JAD Growth and Income Fund shareholders and by transferring thereto the shares of JIF Growth and Income Fund previously credited to the account of JAD Growth and Income Fund on those books. Each shareholder account shall be credited with the pro rata number of JIF Growth and Income Fund's shares due to that shareholder. All issued and outstanding shares of JAD

Growth and Income Fund will simultaneously be canceled on the books of the JAD Trust. Accordingly, immediately after the Reorganization, each former shareholder of JAD Growth and Income Fund will own shares of JIF Growth and Income Fund that will be approximately equal to the value of that shareholder's shares of JAD Growth and Income Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.


     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Boards of Trustees if the Trustees determine that the Reorganization is not in the best interests of the Funds. Please review the Plan carefully.

REASONS FOR THE REORGANIZATION


     The Reorganization is part of some significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to fund shareholders. Janus Capital has historically organized its retail mutual funds into two separate and distinct trusts with different distribution models and pricing structures. Over time, the funds offered under these two trusts have been substantially similar. Given Janus Capital's evolving distribution model focused on servicing the intermediary and advisor marketplace and the overlapping similarity of fund offerings in the two trusts, Janus Capital believes that it is in the best interests of all fund shareholders to merge funds of the two trusts that have the same or substantially similar investment objectives, strategies, policies and risks. These reorganizations will create one mutual fund platform with multi-share class pricing intended to meet the needs of all investors. Through the reorganizations, shareholders are expected to benefit from the following:


     - The reorganizations provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objectives, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;
     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;
     - As a result of the reorganizations, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and
     - Janus Capital's evolving distribution model will permit different types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     It is also noteworthy that the Reorganization is designed to qualify as a tax-free reorganization, so shareholders of JAD Growth and Income Fund should not realize a tax gain or loss as a direct result of the Reorganization.

     Janus Capital met with the Trustees, all of whom are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees"), counsel to the Funds and counsel to the Independent Trustees on September 5, 2008, October 2, 2008, February 25, 2009 and March 11-12, 2009 to discuss Janus Capital's proposal to reorganize the Funds. At each meeting, the Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.


     At the joint meeting of the Boards of Trustees of the JIF Trust and the JAD Trust held on March 12, 2009, the Trustees determined that (1) the Reorganization is in the best interests of JAD Growth and Income Fund and JIF Growth and Income Fund; and (2) the Plan should be approved by the Trustees. In making these determinations, the Trustees considered the following factors, among others:


      (1) The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider range of Janus funds with differing investment strategies.
      (2) The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

      (3) JAD Growth and Income Fund has the same investment objective, strategies, policies and risks as JIF Growth and Income Fund, and the two Funds are managed by the same portfolio manager.

      (4) The two Funds have similar historical performance.

      (5) Shareholders of each Fund will have the opportunity to invest in a larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

      (6) Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

      (7) Both Funds have the same contractual investment advisory fee rate (excluding any fee waivers).

      (8) The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD Growth and Income Fund shareholders paying lower fees in the short-term, and provides greater longer term certainty with respect to total expense ratios.

      (9) The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.
     (10) The Reorganization would not dilute the interests of either Fund's current shareholders.

     (11) The impact of the Reorganization on the ability of JIF Growth and Income Fund to benefit from using a portion of the realized capital losses generated by JAD Growth and Income Fund and JIF Growth and Income Fund, as applicable.

     (12) The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     (13) JAD Growth and Income Fund's shareholders will not pay any fees of the Reorganization, and immediately after the Reorganization, the full and fractional value of their shares in JIF Growth and Income Fund will be equal to the full and fractional value of their JAD Growth and Income Fund holdings immediately prior to the Reorganization.



     Based on these considerations, among others, the Boards of Trustees of the JAD Trust and JIF Trust concluded that: (1) the Reorganization is in the best interests of JAD Growth and Income Fund and JIF Growth and Income Fund; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Accordingly, the Trustees approved the Plan.


FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the JAD Trust and the JIF Trust will receive a legal opinion from Dechert LLP, special counsel to Janus Capital, substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of JAD Growth and Income Fund solely in exchange for shares of JIF Growth and Income Fund and the assumption by JIF Growth and Income Fund of all liabilities of JAD Growth and Income Fund, and the distribution of such shares to the shareholders of JAD Growth and Income Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by JAD Growth and Income Fund on the transfer of the assets of JAD Growth and Income Fund to JIF Growth and Income Fund in exchange for JIF Growth and Income Fund shares or the assumption by JIF Growth and Income Fund of all liabilities of JAD Growth and Income Fund or upon the distribution of JIF Growth and Income Fund shares to JAD Growth and

       Income Fund shareholders in exchange for their shares of JAD Growth and Income Fund;
     - the tax basis of JAD Growth and Income Fund's assets acquired by JIF Growth and Income Fund will be the same to JIF Growth and Income Fund as the tax basis of such assets to JAD Growth and Income Fund immediately prior to the Reorganization, and the holding period of the assets of JAD Growth and Income Fund in the hands of JIF Growth and Income Fund will include the period during which those assets were held by JAD Growth and Income Fund;
     - no gain or loss will be recognized by JIF Growth and Income Fund upon the receipt of the assets of JAD Growth and Income Fund solely in exchange for JIF Growth and Income Fund shares and the assumption by JIF Growth and Income Fund of all liabilities of JAD Growth and Income Fund;
     - no gain or loss will be recognized by shareholders of JAD Growth and Income Fund upon the receipt of JIF Growth and Income Fund shares by such shareholders, provided such shareholders receive solely JIF Growth and Income Fund shares (including fractional shares) in exchange for their JAD Growth and Income Fund shares; and

     - the aggregate tax basis of JIF Growth and Income Fund shares, including any fractional shares, received by each shareholder of JAD Growth and Income Fund pursuant to the Reorganization will be the same as the aggregate tax basis of JAD Growth and Income Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of JIF Growth and Income Fund shares, including fractional shares, to be received by each shareholder of JAD Growth and Income Fund will include the period during which JAD Growth and Income Fund shares exchanged were held by such shareholder (provided that JAD Growth and Income Fund shares were held as a capital asset on the Closing Date).



     The receipt of such an opinion is a condition to the consummation of the Reorganization. The JAD Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of JAD Growth and Income Fund in exchange for JIF Growth and Income Fund shares and the assumption by JIF Growth and Income Fund of all liabilities of JAD Growth and Income Fund does not constitute a tax-free reorganization, each JAD Growth and Income Fund shareholder generally will recognize a gain or loss approximately equal to the difference between the value of JIF Growth and Income Fund shares such shareholder acquires and the tax basis of such shareholder's JAD Growth and Income Fund shares.


     Prior to the Closing Date, JAD Growth and Income Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.

     Shareholders of JAD Growth and Income Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of JAD Growth and Income Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.


     As of July 31, 2008, JAD Growth and Income Fund did not have any accumulated capital loss carryforwards. As of October 31, 2008, JIF Growth and Income Fund had accumulated capital loss carryforwards of $468,450,038. The final amount of the accumulated capital loss carryforwards for JAD Growth and Income Fund and JIF Growth and Income Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, JIF Growth and Income Fund may not be able to use some or all of these losses, if any, as quickly as each Fund may have used these losses in the absence of the Reorganization, and part of these losses may not be useable at all. The Boards of Trustees of the JAD Trust and JIF Trust took this factor into account in concluding that the Reorganization would be in the best interests of the Funds.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of October 31, 2008 for JAD Growth and Income Fund and JIF Growth and Income Fund, as well as pro forma capitalization giving effect to the Reorganization:


                                                                                JIF GROWTH AND
                                  JAD GROWTH     JIF GROWTH                       INCOME FUND
                                  AND INCOME     AND INCOME                    (PRO FORMA AFTER
                                   FUND(1)         FUND(2)      ADJUSTMENTS   REORGANIZATION)(2)
                                 -----------   --------------   -----------   ------------------
CLASS A
Net Assets....................   $24,771,576              N/A   $        --     $   24,771,576
Net Asset Value Per Share.....   $      9.25              N/A   $     12.65     $        21.90
Shares Outstanding............     2,677,120              N/A    (1,545,998)         1,131,122
CLASS C
Net Assets....................   $ 3,950,459              N/A   $        --     $    3,950,459
Net Asset Value Per Share.....   $      9.30              N/A   $     12.60     $        21.90
Shares Outstanding............       424,900              N/A      (244,514)           180,386
CLASS I
Net Assets....................   $   811,355              N/A   $        --     $      811,355
Net Asset Value Per Share.....   $      9.28              N/A   $     12.62     $        21.90
Shares Outstanding............        87,444              N/A       (50,396)            37,048
CLASS R
Net Assets....................   $ 1,857,185              N/A   $        --     $    1,857,185
Net Asset Value Per Share.....   $      9.16              N/A   $     12.74     $        21.90
Shares Outstanding............       202,736              N/A      (117,933)            84,803
CLASS S
Net Assets....................   $63,545,369              N/A   $        --     $   63,545,369
Net Asset Value Per Share.....   $      9.32              N/A   $     12.58     $        21.90
Shares Outstanding............     6,814,724              N/A    (3,913,109)         2,901,615
JIF GROWTH AND INCOME FUND
Net Assets....................           N/A   $3,345,700,510   $        --     $3,345,700,510
Net Asset Value Per Share.....           N/A   $        21.90   $        --     $        21.90
Shares Outstanding............           N/A      152,776,809                      152,776,809



--------

(1) JAD Growth and Income Fund currently offers Class A, Class C, Class I, Class R and Class S Shares.
(2) JIF Growth and Income Fund currently does not designate separate share classes. Upon the consummation of the Reorganization, Class A, Class C, Class I, Class R and Class S Shares of JIF Growth and Income Fund will be established with substantially the same class characteristics as the Class A, Class C, Class I, Class R and Class S Shares of JAD Growth and Income Fund, respectively.

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

INVESTMENT ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of each Fund's investment portfolio and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

     Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


     Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the JIF Trust and the JAD Trust, and Janus Capital provides office space for the Funds and pays all or a portion of the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus/Information Statement, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

     From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds).

     For all share classes of the Janus funds, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

     In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Janus funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

     The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

     The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES


     Each Fund currently pays Janus Capital an annual fixed investment advisory fee rate that is calculated daily and paid monthly at the annual rate of 0.62% of the Fund's average daily net assets. Each Fund's investment advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Each Fund incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. JAD Growth and Income Fund incurs additional expenses not assumed by Janus Capital, including distribution and shareholder servicing fees (12b-1 fee) (applicable to Class A, Class C, Class R and Class S Shares) and administrative services fees (applicable to Class R and Class S Shares). The following table reflects each Fund's contractual annual investment advisory fee rate and the actual annual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



                                      CONTRACTUAL INVESTMENT   ACTUAL INVESTMENT
                                           ADVISORY FEE           ADVISORY FEE
                                      ----------------------   -----------------
JAD GROWTH AND INCOME FUND..........           0.62%                  0.62%(1)(2)
JIF GROWTH AND INCOME FUND..........           0.62%                  0.61%(3)(4)



--------

(1) For the fiscal year ended July 31, 2008.

(2) Janus Capital has agreed to limit the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A, Class C, Class R and Class S Shares), administrative services fee (applicable to Class R and Class S Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.99% until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in a footnote to the Annual Fund Operating Expenses table in the "Comparison of Fees and Expenses" section of this Prospectus/Information Statement, and additional information is included under "Expense Limitations." The waiver is not reflected in the contractual fee rate shown.

(3) For the fiscal year ended October 31, 2008.

(4) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



     The basis for the Trustees' approval of the current investment advisory agreement for JAD Growth and Income Fund is included in JAD Growth and Income Fund's unaudited Semiannual Report to shareholders dated January 31, 2009. The basis for the Trustees' approval of the current investment advisory agreement for JIF Growth and Income Fund is currently not available to shareholders, but will be included in JIF Growth and Income Fund's unaudited Semiannual Report to shareholders dated April 30, 2009. For a discussion regarding the basis for the Trustees' approval of the prior investment advisory agreement for JIF Growth and Income Fund, please refer to JIF Growth and Income Fund's unaudited Semiannual Report to shareholders dated April 30, 2008.

ADMINISTRATIVE SERVICES FEES

     As noted above, upon the consummation of the Reorganization, Class A, Class C, Class I, Class R and Class S Shares of JIF Growth and Income Fund will be established with substantially the same class characteristics as the Class A, Class C, Class I, Class R and Class S Shares of JAD Growth and Income Fund, respectively. There will be no change in the terms of administrative services fees paid by shareholders of Class A, Class C, Class I, Class R and Class S Shares after the Reorganization.


     Janus Services LLC, the transfer agent of the JAD Trust and the JIF Trust, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R and Class S Shares of each Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus Services LLC. Janus Services LLC expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds.



     With respect to transactions in or for administrative services provided to Class A, Class C and Class I Shares of the Funds, certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems or processed on a manual basis with Janus Services LLC. These administrative fees are paid by Class A, Class C and Class I Shares of each Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services LLC on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the shares may increase.


INVESTMENT PERSONNEL




     MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of JAD Growth and Income Fund and JIF Growth and Income Fund, each of which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.


     JIF Growth and Income Fund's Statement of Additional Information dated February 27, 2009, and JAD Growth and Income Fund's Statement of Additional Information dated November 28, 2008, both of which are incorporated by reference herein, provide information about the structure and method of Mr. Pinto's compensation, as well as his management of other accounts and ownership of Fund securities.


SECURITIES TO BE ISSUED, KEY DIFFERENCES IN SHAREHOLDER RIGHTS



     JAD Growth and Income Fund is organized as a separate series of the JAD Trust, a Delaware statutory trust, and is governed by an Amended and Restated Trust Instrument ("JAD Trust Instrument") and JAD Bylaws. JIF Growth and Income Fund is organized as a separate series of the JIF Trust, a Massachusetts business trust, and is governed by an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time ("JIF Trust Instrument") and JIF Bylaws.



     All shares of a JIF fund participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each fund have no preemptive, conversion, or appraisal rights. Shares of all funds in the JIF Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all funds of the JIF Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shares of a JIF fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the funds' prospectus(es).




     Key differences affecting the rights of shareholders under the JAD Trust Instrument, JAD Bylaws and Delaware law and the JIF Trust Instrument and JIF Bylaws and Massachusetts law are presented below, and are qualified in their entirety by reference to the JAD Trust Instrument and the JIF Trust Instrument.

                   JAD GROWTH AND INCOME FUND                                     JIF GROWTH AND INCOME FUND
                   --------------------------                                     --------------------------
  A shareholder is entitled to one vote for each whole share     A shareholder is entitled to one vote for each dollar of net
  held (and fractional votes for fractional shares held) in      asset value standing in such shareholder's name on the books
  such shareholder's name on the books of the JAD Trust.         of the JIF Trust (and a fractional vote for each fractional dollar).

  Any Trustee may be removed at any meeting of the               Any Trustee may be removed by a vote of at least two-thirds
  shareholders by a vote of at least two-thirds of the           of the shareholders of the JIF Trust at a meeting called for
  outstanding shares of the JAD Trust.                           the purpose, or by a written declaration signed by at least two-thirds of the shareholders and filed with the Trust's
                                                                 custodian.

  Shareholders do not have the power to vote on whether or not   Shareholders have the power to vote to the same extent as
  a court action, proceeding or claim should or should not be    shareholders of a Massachusetts business corporation as to
  brought or maintained derivatively or as a class action on     whether a court action, proceeding or claim should be
  behalf of the Trust or any series thereof or the               brought or maintained derivatively or as a class action on
  shareholders.                                                  behalf of the Trust or any series thereof.


                   JAD GROWTH AND INCOME FUND                                     JIF GROWTH AND INCOME FUND
                   --------------------------                                     --------------------------
  There is no provision related to dividends or distributions    Any dividend or distribution paid in shares will be paid at
  paid in shares.                                                the net asset value of the shares.

  Shareholders shall be entitled to at least fifteen days'       Shareholders shall be entitled to at least seven days'
  notice of any shareholder meetings.                            notice of any shareholder meetings.

  The Trustees are required to call a special meeting upon the   The Trustees are required to promptly call a special meeting
  written request of shareholders owning at least two-thirds     upon the written request of shareholders holding not less
  of the outstanding shares of such series or class entitled     than 10% of the shares then outstanding for the purpose of
  to vote.                                                       voting on the removal of any Trustee. Additionally, if the
                                                                 Trustees fail to call meeting by 30 days after a request by the holders of 10% of the shares then outstanding, the
                                                                 shareholders may call and give notice of such meeting.

  Quorum for the transaction of business at shareholder          Quorum for the transaction of business at shareholder
  meetings is set at one-third of the outstanding shares or of   meetings is set at thirty percent of the outstanding shares
  the shares entitled to vote either in person or by proxy,      or of the shares entitled to vote either in person or by
  unless otherwise required by applicable law, the Bylaws or     proxy, unless otherwise required by applicable law, the
  the Trust Instrument.                                          Bylaws or the Trust Instrument.

  No provision is made for shareholder communications.           Subject to meeting certain stated criteria, shareholders may communicate directly with other shareholders for the purpose of obtaining signatures to request a shareholder meeting.

  The Trustees may not change outstanding shares in a manner     No provision prevents the Trustees from changing outstanding
  materially adverse to the shareholders.                        shares in a manner materially adverse to the shareholders.

  No shareholder shall be personally bound and no payment        Under Massachusetts law, shareholders of a Massachusetts
  demand made on any shareholder except as agreed to by the      business trust could, under certain circumstances, be held
  shareholder. Shareholders shall have the same limitation of    liable for the obligations of their fund. However, the JIF
  personal liability as is extended to shareholders of a         Trust Instrument provides that no shareholder shall be
  private corporation for profit incorporated in the State of    personally bound and no payment demand made on any
  Delaware.                                                      shareholder except as agreed to by the shareholder.

  The Trust, on behalf of the affected series, shall, upon       In case any shareholder (or former shareholder) of any
  request by such shareholder, assume the defense of any such    series of the Trust shall be charged or held to be
  claim made against such shareholder for any act or             personally liable for any obligation or liability of the
  obligation of the series and satisfy                           Trust solely by reason of being or having been

                   JAD GROWTH AND INCOME FUND                                     JIF GROWTH AND INCOME FUND
                   --------------------------                                     --------------------------
  any judgment thereon from the assets of the series.            a shareholder and not because of such shareholder's acts or omissions or for some other reason, said series (upon proper and timely request by the shareholder) shall assume the
                                                                 defense against such charge and satisfy any judgment
                                                                 thereon, and the shareholder or former shareholder (or such shareholder's heirs, executors, administrators or other
                                                                 legal representatives or in the case of a corporation or
                                                                 other entity, its corporate or other general successor)
                                                                 shall be entitled out of the assets of said series estate to be held harmless from and indemnified against all loss and expense arising from such liability.

  No requirement exists that shareholders receive notification   Shareholders of the relevant series or class thereof must be
  of the liquidation of any particular series or class           notified prior to giving effect to any authorization for the
  thereof.                                                       liquidation of any particular series or class.

  Subject to making certain determinations, the Trustees may     A shareholder vote is necessary to terminate the Trust.
  terminate the Trust or any series without obtaining a          However, the Trustees may merge, liquidate or reorganize any
  shareholder vote. Absent such determinations, terminating a    series without seeking shareholder approval if in accordance
  Trust or series requires a shareholder vote.                   with legal requirements such as the 1940 Act requirements.

  There is no requirement that shareholders receive prior        Prior to giving effect to any such authorization of
  notice of any consolidation, merger or transfer.               consolidation, merger or transfer, shareholders of the
                                                                 relevant series or class must be notified.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP


     The following table shows, as of the close of business on March 31, 2009, the number of outstanding shares and net assets of each class of JAD Growth and Income Fund and the initial share class of JIF Growth and Income Fund:



                                        TOTAL NUMBER
                                          OF SHARES
    FUND                                 OUTSTANDING     NET ASSETS
    ----                                ------------   --------------
    JAD Growth and Income Fund
    - Class A Shares..................     2,047,556   $   17,383,751
    - Class C Shares..................       414,871   $    3,534,697
    - Class I Shares..................       111,593   $      949,655
    - Class R Shares..................       164,490   $    1,381,713
    - Class S Shares..................     6,407,847   $   54,787,093
    TOTAL.............................     9,146,357   $   78,036,909
    JIF Growth and Income Fund........   140,943,801   $2,837,198,715




     To the knowledge of Janus Capital, as of March 31, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.



     Beneficial owners of 5% or more of the outstanding shares of each Fund as of March 31, 2009, are shown below. To the best knowledge of the JAD Trust and the JIF Trust, no person beneficially owned more than 5% of the outstanding shares of each Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.



NAME OF FUND                                NAME AND ADDRESS OF                 NUMBER OF   PERCENT OF
AND CLASS                                     BENEFICIAL OWNER                   SHARES        FUND
------------                   ---------------------------------------------   ----------   ----------
JAD Growth and Income Fund
  - Class A Shares...........  Charles Schwab & Co. Inc.                        1,724,072      84.20%
                               Special Custody Account
                               FBO Institutional Client Accounts
                               San Francisco, CA

JAD Growth and Income Fund
  - Class C Shares...........  Citigroup Global Markets                           133,801      32.25%
                               House Account
                               Owings Mills, MD

                               Merrill Lynch Pierce Fenner & Smith Inc.            78,560      18.94%
                               For The Sole Benefit Of Customers
                               Jacksonville, FL

                               Charlie Prisendorf                                  25,680       6.19%
                               FBO Ever Ready Oil Co Inc. 401K Profit
                               Sharing Plan & Trust
                               Hackensack, NJ


NAME OF FUND                                NAME AND ADDRESS OF                 NUMBER OF   PERCENT OF
AND CLASS                                     BENEFICIAL OWNER                   SHARES        FUND
------------                   ---------------------------------------------   ----------   ----------
JAD Growth and Income Fund
  - Class I Shares...........  Citigroup Global Markets Inc.                       71,480      64.05%
                               A/C 00109801250
                               New York, NY

                               Merrill Lynch Pierce Fenner & Smith Inc.            26,096      23.39%
                               For The Sole Benefit Of Customers
                               Jacksonville, FL

JAD Growth and Income Fund
  - Class R Shares...........  American United Life Insurance Co.                  40,258      24.47%
                               AUL American Unit Trust
                               Indianapolis, IN

                               American United Life Insurance Co.                  38,297      23.28%
                               AUL American Group Retirement Annuity
                               Indianapolis, IN

                               GPC Securities Inc. Agent For Reliance              20,584      12.51%
                               Trust Company
                               FBO Rasmussen College 401K Plan
                               Atlanta, GA

                               MG Trust Company Custodian                          14,683       8.93%
                               FBO Human Management Services Inc. 401
                               Denver, CO

JAD Growth and Income Fund
  - Class S Shares...........  Saxon & Co.                                      1,361,769      21.25%
                               FBO 91 Vested Interest Omnibus Asset
                               A/C 20-01-302-9912426
                               Philadelphia, PA

                               Nationwide Trust Company FSB                     1,206,404      18.83%
                               C/O IPO Portfolio Accounting
                               Columbus, OH

                               Charles Schwab & Co. Inc.                          679,326      10.60%
                               Special Custody Account
                               FBO Institutional Client Accounts
                               San Francisco, CA

                               Prudential Investment Management Service           495,992       7.74%
                               FBO Mutual Fund Clients
                               Newark, NJ

JIF Growth and Income Fund...  Charles Schwab & Co., Inc.                      37,837,086      26.85%
                               Exclusive Benefit of Our Customers
                               Reinvest Account
                               San Francisco, CA

                               National Financial Services Corp.               12,916,149       9.16%
                               For the Exclusive Benefit of Our Customers
                               New York, NY




     To the best knowledge of the Trusts, the percentage of each applicable class of JIF Growth and Income Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be approximately the same.

TRUSTEES AND OFFICERS


     The following individuals comprise the Boards of Trustees of the JIF and JAD Trusts: Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis
B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. Each of the Trustees is not an "interested" person of Janus Capital, the JIF Trust or the JAD Trust, as that term is defined under the 1940 Act. The officers of each Trust are disclosed in each Fund's Statement of Additional Information.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.


LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital and/or the Funds is attached as Appendix D to this Prospectus/Information Statement.

INFORMATION AVAILABLE THROUGH THE SEC

     JAD Growth and Income Fund and JIF Growth and Income Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, information statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the
SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        Chief Executive Officer and President of
                                        Janus Adviser Series

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [     ] day of [     ], 2009, by and among Janus Adviser Series, a Delaware
statutory trust (the "JAD Trust"), on behalf of Janus Adviser [     ] Fund, a
series of the JAD Trust (the "Predecessor Fund"), Janus Investment Fund (the
"JIF Trust"), a Massachusetts business trust, on behalf of Janus [     ] Fund a
series of the JIF Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").

     All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the JIF Trust or JAD Trust on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for [Class A, Class C, Class I, Class R and Class S] voting shares of beneficial interest in the Successor Fund (the "Successor Fund Shares") having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Board of Trustees of each of the JAD Trust and the JIF Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware, and that the interests of existing shareholders will not be diluted as a result of this transaction;

     WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into existing series of the JIF Trust (each a "Preexisting Fund Reorganization"); and

     WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into newly created series of the JIF Trust (each a "Shell Reorganization").

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

     1.1 Subject to the terms and conditions herein set forth, the JAD Trust shall (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the JIF Trust shall cause the Successor Fund to deliver to the JAD Trust full and fractional [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the "Closing Date") and (iii) the JIF Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.3 The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares received by the JAD Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the JAD Trust. The Successor Fund shall not issue certificates representing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares in connection with such exchange. Ownership of [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares will be shown on the books of the JIF Trust's transfer agent. As soon as practicable after the Closing, the JAD Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.  CLOSING AND CLOSING DATE


     2.1 The Closing Date shall be July 2, 2009, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

     2.2 The JAD Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to be credited on the Closing Date to the Secretary of the JAD Trust or provide evidence satisfactory to the JAD Trust that such [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

     3.1 The JAD Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

          (i) the JAD Trust is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

          (ii) the JAD Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JAD Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the JAD Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund, nor the consummation by the JAD Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the JAD Trust's Amended and Restated Trust Instrument ("JAD Trust Instrument") or Bylaws of the JAD Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JAD Trust is a party or by which the JAD Trust or any of its assets is subject or bound;

          (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the JAD Trust, other than as shall be obtained at or prior to the Closing;

          (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

          (ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

     3.2 The JIF Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

          (i) the JIF Trust is duly organized and existing under its Amended and Restated Declaration of Trust (the "JIF Declaration of Trust") and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust";

          (ii) the JIF Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

          (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JIF Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

          (iv) this Agreement has been duly executed by the JIF Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

          (v) neither the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund, nor the consummation by the JIF Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the JIF Declaration of Trust or the Amended and Restated Bylaws of the JIF Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JIF Trust is a party or by which the JIF Trust or any of its assets is subject or bound;

          (vi) the net asset value per share of a [Class A, Class C, Class I, Class R and Class S] Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

          (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the JIF Trust, other than as shall be obtained at or prior to the Closing;

          (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

          (ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4.  CONDITIONS PRECEDENT

     4.1 The obligations of the JAD Trust on behalf of each Predecessor Fund and the JIF Trust on behalf of each Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

          (i) The JIF Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the JIF Trust and/or JCM to be necessary and appropriate to effect the registration of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) The applicable [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the JAD Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JIF Trust on behalf of the Successor Fund shall have received a certificate of an officer of the JAD Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the JIF Trust on behalf of the Successor Fund;

          (iv) All representations and warranties of the JIF Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JAD Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the JIF Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the JAD Trust on behalf of the Predecessor Fund;

          (v) The JIF Trust and the JAD Trust shall have received the opinion of Dechert LLP addressed to each of them substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of JCM, the JIF Trust and the JAD Trust. Notwithstanding anything herein to the contrary, neither the JIF Trust nor the JAD Trust may waive the condition set forth in this paragraph;

          (vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and


          (vii) The conditions precedent to (A) each of the Preexisting Fund Reorganizations and (B) each of the Shell Reorganizations shall have been satisfied, unless the Board of Trustees of the JAD Trust and/or the JIF Trust shall have waived this condition and deemed it to be in the best interests of the Predecessor Fund that the Reorganization should proceed.


5.  EXPENSES

     All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6.  ENTIRE AGREEMENT

     The JAD Trust agrees on behalf of the Predecessor Fund and the JIF Trust agrees on behalf of the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, make proceeding with the Agreement inadvisable.

8.  AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of each of the JIF Trust and JAD Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of each trust personally, but shall bind only the trust property of the trusts, as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively, of each trust. The execution and delivery by such officers of the Trusts shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Trust as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively. The JAD Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. The JIF Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund.

     10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                   JANUS ADVISER SERIES
                         For and on behalf of the Predecessor Fund

Name:                    By:
      --------------         ------------------------------
                             Name:
                             Title:



ATTEST                   JANUS INVESTMENT FUND
                         For and on behalf of the Successor Fund

Name:                    By:
      --------------         ------------------------------
                             Name:
                             Title:



ATTEST                   JANUS CAPITAL MANAGEMENT LLC

Name:                    By:
      --------------         ------------------------------
                             Name:
                             Title:

                                                                      APPENDIX B

                  OTHER INVESTMENT TECHNIQUES AND RELATED RISKS
                                  OF THE FUNDS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies as described below. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. Additional information regarding these investment techniques and risks is included in each Fund's Statement of Additional Information. These securities and strategies may include:

EQUITY AND DEBT SECURITIES

     BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

     BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

     CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

     COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

     COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

     CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

     DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

     DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

     EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

     EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

     FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

     HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

     INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

     MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a

Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

     MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

     MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

     MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

     PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

     PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

     PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

     PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

     REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

     RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

     STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

     STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

     STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

     TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

     U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

     VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

     WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

     ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

     CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

     EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

     EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

     FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

     FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

     INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

     INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

     INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

     OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

     PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

     TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

     CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

     INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

     MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

     NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

     REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

     SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

     WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                                      APPENDIX C

                               SHAREHOLDER'S GUIDE

     This Prospectus/Information Statement relates to five separate classes of shares ("Shares"): Class A, Class C, Class I, Class R and Class S of Janus Growth and Income Fund (the "JIF Growth and Income Fund"), a series of Janus Investment Fund (the "Trust"). JIF Growth and Income Fund currently does not offer shares of any of these classes. However, upon consummation of the reorganization of Janus Adviser Growth and Income Fund with and into JIF Growth and Income Fund (the "Reorganization"), JIF Growth and Income Fund will complete the registration of Shares of these classes pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and start offering these shares. JIF Growth and Income Fund currently only offers one class of shares (the "Initial Class"), which is not offered in this Prospectus/Information Statement. Please refer to JIF Growth and Income Fund's prospectus dated February 27, 2009 (the "JIF Growth and Income Fund's Prospectus") for information about shares of this Initial Class. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at 1-877-335-2687. The information below relates to classes of JIF Growth and Income Fund as of the date they are created.

PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Investors may not purchase, exchange, or redeem Class A, Class C, Class R and Class S Shares of JIF Growth and Income Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Class A and Class C Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Class S Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction on Class S Shares does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

     Class I Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from JIF Growth and Income Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative

(networking, omnibus positioning) fees. Administrative (networking, omnibus positioning) fees may be paid by JIF Growth and Income Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.

     With certain limited exceptions, JIF Growth and Income Fund is available only to U.S. citizens or residents.

PRICING OF JIF GROWTH AND INCOME FUND SHARES

     The per share net asset value ("NAV") for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. JIF Growth and Income Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of JIF Growth and Income Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem JIF Growth and Income Fund's Shares.

     The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by JIF Growth and Income Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Class A Shares and Class C Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. All purchases and redemptions of Class I Shares, Class R Shares and Class S Shares will be duly processed at the NAV next calculated after your request is received in good order by JIF Growth and Income Fund or its agent. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by JIF Growth and Income Fund or its agent by the close of the regular trading session of the NYSE.

     Securities held by JIF Growth and Income Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of

JIF Growth and Income Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. JIF Growth and Income Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

     Due to the subjective nature of fair value pricing, JIF Growth and Income Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of JIF Growth and Income Fund's portfolio securities and the reflection of such change in JIF Growth and Income Fund's NAV, as further described in the "Excessive Trading"
section in this Appendix C. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF Growth and Income Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of JIF Growth and Income Fund, which negatively impacts long-term shareholders. JIF Growth and Income Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

     The value of the securities of other open-end funds held by JIF Growth and Income Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

     If you hold Class I Shares in an account through a financial intermediary or plan sponsor or if you hold Shares of Class A, Class C, Class R or Class S, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to JIF Growth and Income Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. JIF Growth and Income Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

     As noted above, upon the closing of the Reorganization, and subject to certain contingencies, JIF Growth and Income Fund will start offering shares of Class A, Class C, Class I, Class R and Class S. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

     - how much you plan to invest;
     - how long you expect to own the shares;
     - the expenses paid by each class; and
     - whether you qualify for any reduction or waiver of any sales charges.

     You should also consult your financial intermediary about which class is most suitable for you. The following table summarizes some of the factors you should consider with respect to each class of shares.*

                        CLASS A             CLASS C             CLASS I         CLASS R          CLASS S
                   -----------------   -----------------   -----------------   ---------    -----------------
Initial sales      Up to 5.75%(1)(2)   None                None                None         None
  charge on
  purchases
Deferred sales     None except on      1.00% on Shares     None                None         None
  charge (CDSC)    certain             redeemed within
                   redemptions of      12 months of
                   Shares purchased    purchase(2)
                   without an
                   initial sales
                   charge(2)
Redemption fee     None                None                None                None         None
Exchange fee       None                None                None                None         None
Minimum initial    $2,500 for non-     $2,500 for non-     $1 million for      $2,500(3)    $2,500 for non-
  investment       retirement          retirement          institutional                    retirement
                   account; $500 for   account; $500 for   investors; $500                  account; $500 for
                   certain tax-        certain tax-        for tax-deferred                 certain tax-
                   deferred or         deferred or         accounts and                     deferred or
                   UGMA/UTMA           UGMA/UTMA           $2,500 for other                 UGMA/UTMA
                   accounts            accounts            accounts                         accounts
Maximum purchase   None                $500,000 per a      None                None         None
                                       single purchase
Minimum aggregate  None                None                None                None         None
  account balance
12b-1 fee          0.25%               1.00%(4)            None                0.50%        0.25%


--------

 * Information in this table is qualified in its entirety by reference to more detailed description in the sections below. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.
(1) The initial sales charge is reduced for purchases of $50,000 or more and is waived for purchases of $1 million or more.
(2) May also be waived under certain circumstances.
(3) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums.
(4) Up to 0.75% distribution fee and up to 0.25% shareholder servicing fee.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

     Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), JIF Growth and Income Fund may pay Janus Distributors LLC, the Trust's distributor ("Janus Distributors"), a fee for the sale and distribution of Class A Shares and Class C Shares at an annual rate up to 0.25% and 1.00% of the average daily net assets of Class A Shares and Class C Shares of JIF Growth and Income Fund, respectively. Under the Class A and the Class C Plans, Janus Distributors may pay all or a portion of 12b-1 fees to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF Growth and Income Fund.

     Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares and Class S Shares (the "Class R Plan" and "Class S Plan," respectively), JIF Growth and Income Fund may pay Janus Distributors a fee for the sale and distribution of Class R Shares and Class S Shares at an annual rate of up to 0.50% and 0.25% of the average daily net assets of Class R Shares and Class S Shares of JIF Growth and Income Fund, respectively. Under the terms of the Class R and Class S Plans, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF Growth and Income Fund.

     Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class A, Class C, Class R and Class S Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of JIF Growth and Income Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADMINISTRATIVE FEES - CLASS A, CLASS C AND CLASS I SHARES


     Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of JIF Growth and Income Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation ("NSCC") or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of JIF Growth and Income Fund to Janus Services LLC ("Janus Services"), which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of JIF Growth and Income Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.


ADMINISTRATIVE SERVICES FEE - CLASS R AND CLASS S SHARES


     Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of JIF Growth and Income Fund for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in JIF Growth and Income Fund.


PURCHASES

     Purchases of Class A, Class C, Class R or Class S Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in JIF Growth and Income Fund, including additional information on minimum initial or subsequent investment requirements.

     Purchases of Class I Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in JIF Growth and Income Fund, including additional information on minimum initial or subsequent investment requirements.


     Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on JIF Growth and Income Fund's behalf. As discussed under the section titled "The Reorganization - Other Comparative Information about the Funds" in this Prospectus/Information Statement, Janus Capital Management LLC ("Janus Capital"), JIF Growth and Income Fund's investment adviser, and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for JIF Growth and Income Fund or that provide services in connection with investments in JIF Growth and Income Fund. You should consider such arrangements when evaluating any recommendation of JIF Growth and Income Fund.

     JIF Growth and Income Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. JIF Growth and Income Fund is not intended for excessive trading. For more information about JIF Growth and Income Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

     In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

     The minimum investment for Class A Shares, Class C Shares and Class S Shares is $2,500 per JIF Growth and Income Fund account for non-retirement accounts and $500 per JIF Growth and Income Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

     The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within JIF Growth and Income Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of Janus Capital Group Inc. ("JCGI") and its affiliates, as well as Trustees and officers of JIF Growth and Income Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at

1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

     With respect to Class R Shares, investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

     JIF Growth and Income Fund reserves the right to annually request that intermediaries close JIF Growth and Income Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with JIF Growth and Income Fund, you may receive written notice prior to the closure of your JIF Growth and Income Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

     The maximum purchase in Class C Shares is $500,000 for any single purchase. There is no limitation on maximum purchase of Class A, Class I, Class R and Class S Shares.

     JIF Growth and Income Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

SYSTEMATIC PURCHASE PLAN

     You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you are a holder of Class I Shares and you hold Class I Shares directly with JIF Growth and Income Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES SALES CHARGE

     An initial sales charge may apply to your purchase of Class A Shares of JIF Growth and Income Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                            CLASS A SHARES SALES CHARGE AS
                                                   A PERCENTAGE OF
                                           -------------------------------
                                                                NET AMOUNT
AMOUNT OF PURCHASE AT OFFERING PRICE       OFFERING PRICE(1)   INVESTED(1)
------------------------------------       -----------------   -----------
Under $50,000............................         5.75%            6.10%
$50,000 but under $100,000...............         4.50%            4.71%
$100,000 but under $250,000..............         3.50%            3.63%
$250,000 but under $500,000..............         2.50%            2.56%
$500,000 but under $1,000,000(2).........         2.00%            2.04%
$1,000,000 and above.....................         None(3)          None


--------

(1) Offering price includes the initial sales charge.
(2) Compared to Class C Shares, the sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of JIF Growth and Income Fund shares.
(3) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

     Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

     - 1.00% on amounts from $1,000,000 to $4,000,000;
     - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
     - plus 0.25% on amounts over $10,000,000.

     The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE

     You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this JIF Growth and Income Fund or certain other Janus funds) with your current purchase of Class A Shares of JIF Growth and Income Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

     Class A Shares of JIF Growth and Income Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

     In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are JIF Growth and Income Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts" below. You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase JIF Growth and Income Fund shares, as JIF Growth and Income Fund, its agents, or your financial intermediary may not retain this information.

     RIGHT OF ACCUMULATION. You may purchase Class A Shares of JIF Growth and Income Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of JIF Growth and Income Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts" below, and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

     LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

     AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

     - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
     - solely controlled business accounts; and
     - single participant retirement plans.

     To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.


     You may access information regarding sales loads, breakpoint discounts, and purchases of JIF Growth and Income Fund's shares, free of charge, and in a clear and prominent format, at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.


COMMISSION ON CLASS C SHARES

     Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

     Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

     - You may generally exchange shares of JIF Growth and Income Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.
     - You must meet the minimum investment amount for each fund.
     - JIF Growth and Income Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. JIF Growth and Income Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
     - With respect to exchange of Class I Shares, accounts holding Class I Shares directly with JIF Growth and Income Fund may make up to four round trips in JIF Growth and Income Fund in a 12-month period, although JIF Growth and Income Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of JIF Growth and Income Fund (by any means) followed by a purchase back into JIF Growth and Income Fund (by any means). JIF Growth and Income Fund will work with intermediaries to apply JIF Growth and Income Fund's exchange limit. However, JIF Growth and Income Fund may not always have the ability to monitor or enforce the trading activity in such accounts.
     - For more information about JIF Growth and Income Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

WAIVER OF SALES CHARGES


     Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of JIF Growth and Income Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


REDEMPTIONS

     Redemptions, like purchases, of Class A, Class C, Class R and Class S Shares may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

     Redemptions, like purchases, of Class I Shares may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-
1181), or refer to the appropriate plan documents for details.

     Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


     Shares of JIF Growth and Income Fund may be redeemed on any business day on which JIF Growth and Income Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by JIF Growth and Income Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.


     If you hold Class A, Class C, Class I or Class S Shares, you should note that JIF Growth and Income Fund reserves the right to annually request that intermediaries close JIF Growth and Income Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. In addition, if you hold Class I Shares directly with JIF Growth and Income Fund, you may receive written notice prior to the closure of your JIF Growth and Income Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

REDEMPTIONS IN-KIND


     Shares normally will be redeemed for cash, although JIF Growth and Income Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, JIF Growth and Income Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of JIF Growth and Income Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, JIF Growth and Income Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


SYSTEMATIC WITHDRAWAL PLAN

     You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

     You may arrange for periodic redemptions of Class I Shares by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with JIF Growth and Income Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

     You may arrange for periodic redemptions of Class R Shares or Class S Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES AND CLASS C SHARES CDSC

     A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed below apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC WAIVERS

     There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

     - Upon the death or disability of an account owner;
     - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
     - Retirement plan shareholders taking required minimum distributions;
     - The redemption of Class A Shares or Class C Shares acquired through reinvestment of JIF Growth and Income Fund dividends or distributions;
     - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
     - If JIF Growth and Income Fund chooses to liquidate or involuntarily redeem shares in your account.

     To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

REINSTATEMENT PRIVILEGE - CLASS A SHARES

     After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Board of Trustees of JIF Growth and Income Fund has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). JIF Growth and Income Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of JIF Growth and Income Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, JIF Growth and Income Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of JIF Growth and Income Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

     JIF Growth and Income Fund attempts to deter excessive trading through at least the following methods:


     - trade monitoring;

     - fair valuation of securities as described under "Pricing of Fund Shares;" and
     - redemption fees (where applicable on certain classes of certain funds).


     Generally, a purchase and redemption of shares from JIF Growth and Income Fund within 90 calendar days (i.e., "round trip") may result in enforcement of JIF Growth and Income Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.





     JIF Growth and Income Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in JIF Growth and Income Fund over a 90-day period and may bar future purchases into the Fund and any of the other Janus funds by such investor. JIF Growth and Income Fund's excessive trading policies generally do not apply to a (i) money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


     JIF Growth and Income Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

     Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of JIF Growth and Income Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. JIF Growth and Income Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to JIF Growth and Income Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of JIF Growth and Income Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.


     In an attempt to detect and deter excessive trading in omnibus accounts, JIF Growth and Income Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. JIF Growth and Income Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.


     Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of JIF Growth and Income Fund's methods to detect and deter excessive trading.

     JIF Growth and Income Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, JIF Growth and Income Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

     JIF Growth and Income Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

EXCESSIVE TRADING RISKS

     Excessive trading may present risks to JIF Growth and Income Fund's long-term shareholders. Excessive trading into and out of JIF Growth and Income Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

     Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in JIF Growth and Income Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time JIF Growth and Income Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF Growth and Income Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of JIF Growth and Income Fund, which negatively impacts long-term shareholders. Although JIF Growth and Income Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

     Although JIF Growth and Income Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Appendix C and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, JIF Growth and Income Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from JIF Growth and Income Fund and its agents. This makes JIF Growth and Income Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although JIF Growth and Income Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

     Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in JIF Growth and Income Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

     The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings of JIF Growth and Income Fund.

     - FULL HOLDINGS. JIF Growth and Income Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab at janus.com/info approximately two business days after the end of the following period: portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.

     - TOP HOLDINGS. JIF Growth and Income Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

     - OTHER INFORMATION. JIF Growth and Income Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

     Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. JIF Growth and Income Fund discloses its short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of JIF Growth and Income Fund, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of JIF Growth and Income Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

DISTRIBUTION OF JIF GROWTH AND INCOME FUND

     JIF Growth and Income Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or at 1-800-289-9999.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     To avoid taxation of JIF Growth and Income Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. JIF Growth and Income Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single fund.

DISTRIBUTION SCHEDULE


     Dividends from net investment income for JIF Growth and Income Fund are normally declared and distributed in March, June, September, and December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


HOW DISTRIBUTIONS AFFECT JIF GROWTH AND INCOME FUND'S NAV

     Distributions are paid to shareholders as of the record date of a distribution of JIF Growth and Income Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in JIF Growth and Income Fund's daily NAV. The share price of JIF Growth and Income Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, JIF Growth and Income Fund declared a dividend in the amount of $0.25 per share. If JIF Growth and Income Fund's share price was $10.00 on December 30, JIF Growth and Income Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

"BUYING A DIVIDEND"

     If you purchase shares of JIF Growth and Income Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, JIF Growth and Income Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of JIF Growth and Income Fund, whether or not you reinvested the dividends. Before buying shares of JIF Growth and Income Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

     For your convenience, JIF Growth and Income Fund's distributions of net investment income and net capital gains are automatically reinvested in JIF Growth and Income Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

     As with any investment, you should consider the tax consequences of investing in JIF Growth and Income Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

     The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in JIF Growth and Income Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

     Distributions by JIF Growth and Income Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of JIF Growth and Income Fund. When gains from the sale of a security held by JIF Growth and Income Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time JIF Growth and Income Fund held the security. In certain states, a portion of the distributions (depending on the sources of JIF Growth and Income Fund's income) may be exempt from state and local taxes. JIF Growth and Income Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of JIF Growth and Income Fund at the record date of such payments. Although JIF Growth and Income Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

     Distributions made by JIF Growth and Income Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

     Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

     JIF Growth and Income Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

TAXATION OF JIF GROWTH AND INCOME FUND

     Dividends, interest, and some capital gains received by JIF Growth and Income Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If JIF Growth and Income Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to JIF Growth and Income Fund. JIF Growth and Income Fund's transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. JIF Growth and Income Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

     JIF Growth and Income Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that JIF Growth and Income Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If JIF Growth and Income Fund invests in partnerships, it may be subject to state tax liabilities.

                                                                      APPENDIX D

                                  LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.


     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.


     During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                              JANUS INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 11, 2009
                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                      JANUS ADVISER GROWTH AND INCOME FUND
                        A SERIES OF JANUS ADVISER SERIES
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-0200

             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF

                          JANUS GROWTH AND INCOME FUND
                        A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-3713



     This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined prospectus and information statement (the "Prospectus/Information Statement") dated May 11, 2009. The Prospectus/Information Statement is being furnished to shareholders of Janus Adviser Growth and Income Fund, a series of Janus Adviser Series ("JAD Growth and Income Fund"), in connection with the reorganization of JAD Growth and Income Fund with and into Janus Growth and Income Fund, a series of Janus Investment Fund ("JIF Growth and Income Fund"), pursuant to which all of the assets and liabilities of JAD Growth and Income Fund would be transferred to JIF Growth and Income Fund in exchange for shares of beneficial interest of JIF Growth and Income Fund (the "Reorganization").


     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0200.

     This SAI consists of: (i) this cover page; (ii) Additional Information about Class A, Class C, Class I, Class R and Class S shares of JIF Growth and Income Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference herein:

     1. The SAI for JAD Growth and Income Fund, dated November 28, 2008, as supplemented (File No: 333-33978), and the SAI for JIF Growth and Income Fund, dated February 27, 2009, as supplemented (File No: 002-34393).
     2. The Financial Statements of JAD Growth and Income Fund are included in the annual report, dated July 31, 2008, as filed on September 29, 2008, and the semi-annual report, dated January 31, 2009, as filed on March 31, 2009 (File

        No: 811-09885), and the Financial Statements of JIF Growth and Income Fund are included in the annual report, dated October 31, 2008, as filed on December 29, 2008 and the semi-annual report, dated April 30, 2008, as filed on June 27, 2008 (File No: 811-01879).

     As described in the Prospectus/Information Statement, upon the closing of the Reorganization, each owner of Class A, Class C, Class I, Class R and Class S shares of JAD Growth and Income Fund would become a shareholder of the corresponding class of shares of JIF Growth and Income Fund. JIF Growth and Income Fund does not currently offer Class A, Class C, Class I, Class R and Class S shares. However, upon consummation of the Reorganization, JIF Growth and Income Fund will establish Class A, Class C, Class I, Class R and Class S shares pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. Information about JIF Growth and Income Fund and its Class A, Class C, Class I, Class R and Class S shares provided in the Prospectus/Information Statement and other general information about JIF Growth and Income Fund in its SAI dated February 27, 2009 (File No. 002-34393), is incorporated herein by reference. Only certain information specific to JIF Growth and Income Fund's Class A, Class C, Class I, Class R and Class S shares is provided herein.

                          ADDITIONAL INFORMATION ABOUT
            CLASS A, CLASS C, CLASS I, CLASS R AND CLASS S SHARES OF
                           JIF GROWTH AND INCOME FUND

TRANSFER AGENCY AND OTHER SERVICES

     Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is JIF Growth and Income Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for JIF Growth and Income Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R shares and Class S shares of JIF Growth and Income Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R shares and Class S shares of JIF Growth and Income Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


     Janus Services is not compensated for its services related to Class A shares, Class C shares, and Class I shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the fees charged by certain intermediaries for administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networking accounts, or other shareholders services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation or similar systems or those processed on a manual basis by Janus Services.


PURCHASES OF CLASS A SHARES


     The price you pay for Class A shares is the public offering price, which is the NAV next determined after JIF Growth and Income Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. JIF Growth and Income Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.


                                                                          AMOUNT OF SALES
                                                                          CHARGE REALLOWED
                                                                            TO FINANCIAL
                                 SALES CHARGE AS A   SALES CHARGE AS A   INTERMEDIARIES AS
                                   PERCENTAGE OF     PERCENTAGE OF NET    A PERCENTAGE OF
                                  OFFERING PRICE*     AMOUNT INVESTED      OFFERING PRICE
                                 -----------------   -----------------   -----------------
Under $50,000..................         5.75%               6.10%               5.00%
$50,000 but under $100,000.....         4.50%               4.71%               3.75%
$100,000 but under $250,000....         3.50%               3.63%               2.75%
$250,000 but under $500,000....         2.50%               2.56%               2.00%
$500,000 but under $1,000,000..         2.00%               2.04%               1.60%
$1,000,000 and above...........         None**              None                None


--------

 *  Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES

     As described in the Prospectus/Information Statement, Class A shares, Class R shares, and Class S shares will each adopt distribution and shareholder servicing plans

(the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class S shares and at an annual rate of up to 0.50% of the average daily net assets of Class R shares of a Fund for activities that are service-related and/or primarily intended to result in sales of Class A shares, Class R shares, or Class S shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and/or service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, JIF Growth and Income Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers.


CLASS C SHARES

     As described in the Prospectus/Information Statement, Class C shares will adopt a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of JIF Growth and Income Fund for activities which are primarily intended to result in sales of Class C shares of JIF Growth and Income Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of JIF Growth and Income Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about JIF Growth and Income Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

     The Plans and any Rule 12b-1 related agreement to be entered into by JIF Growth and Income Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to JIF Growth and Income Fund at any time, without penalty, by vote of a majority of the outstanding shares of that Class of JIF Growth and Income Fund or by vote of a majority of the 12b-1 Trustees.

     Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

                         PRO FORMA FINANCIAL STATEMENTS

     With respect to the Reorganization of JAD Growth and Income Fund into JIF Growth and Income Fund, the pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this Form N-14 since, as of March 31, 2009, the net asset value of JAD Growth and Income Fund does not exceed ten percent (10%) of the net asset value of JIF Growth and Income Fund.

                           PART C - OTHER INFORMATION

ITEM 15. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 16. Exhibits

Exhibit 1  (a)      Amended and Restated Agreement and Declaration of Trust,
                    dated March 18, 2003, is incorporated herein by reference to
                    Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on
                    April 17, 2003 (File No. 2-34393).

           (b) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (c) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (d) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment

                    No. 113, filed on February 24, 2005 (File No. 2-34393).

           (e) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (f) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (g) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (h) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

           (i) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

           (j) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (k) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (l) Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (m) Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (n) Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit

                    1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (o) Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to
                    Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (p) Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (q) Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (r) Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (s) Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 2  (a)      Amended and Restated Bylaws are incorporated herein by
                    reference to Exhibit 2(e) to Post-Effective Amendment No.
                    112, filed on December 10, 2004 (File No. 2-34393).

           (b) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (c) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3           Not Applicable.

Exhibit 4  (a)      Form of Agreement and Plan of Reorganization among Janus
                    Adviser Series (on behalf of certain series), Janus
                    Investment Fund

                    (on behalf of certain series) and Janus Capital Management LLC (included as Appendix A to the Prospectus /Information Statement of this Registration Statement) is incorporated herein by reference to Exhibit 4 to Form N-14, filed on March 17, 2009 (File No. 333-158021).


           (b) Form of Agreement and Plan of Reorganization among Janus Adviser Series (on behalf of certain series), Janus Investment Fund (on behalf of certain series) and Janus Capital Management LLC (included as Appendix A to the Prospectus/Information Statement of this Registration Statement) is filed herein as Exhibit 4(b).

Exhibit 5  (a)      Instruments Defining Rights of Security Holders, see
                    Exhibits 1 and 2.

           (b) Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

           (c) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

           (d) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

           (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

           (f) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

           (g) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-

---------
 (1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                    34393).

           (h) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

           (i) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

           (j) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

Exhibit 6  (a)      Investment Advisory Agreement for Janus Fund dated July 1,
                    1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on December 15, 1997
                    (File No. 2-34393).

           (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to
                    Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to
                    Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment

                    No. 83, filed on December 15, 1997 (File No. 2-34393).

           (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to
                    Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to
                    Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

           (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

           (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

           (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

           (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                    Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10,

                    1998 (File No. 2-34393).

           (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

           (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to
                    Exhibit 4(x) to

                    Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

           (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

           (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

           (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on

                    September 13, 2000 (File No. 2-34393), has been withdrawn.

           (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

           (ii) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

           (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

           (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

           (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

           (mm) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File

                    No. 2-34393).

           (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (aaa) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (bbb) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ccc) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ddd) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (eee) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (fff) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ggg) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (hhh) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (iii) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (jjj) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (kkk) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (lll) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (mmm) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to
                    Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (nnn) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ooo) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ppp) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (qqq) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (rrr)    Investment Advisory Agreement for Janus Explorer Fund dated

                    December 2, 2004 is incorporated herein by reference to
                    Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (sss) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004 is incorporated herein by reference to
                    Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (ttt) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

           (uuu) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (vvv) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to
                    Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (www) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to
                    Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (xxx) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (yyy) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (zzz) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (aaaa) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (bbbb) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (cccc) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (dddd) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (eeee) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (ffff) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (gggg) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (hhhh) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (iiii) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (jjjj) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (kkkk) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (llll) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (mmmm) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (nnnn) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (oooo) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (pppp) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (qqqq) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (rrrr)   Investment Advisory Agreement for Janus Worldwide Fund dated

                    July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (ssss) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (tttt) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (uuuu) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (vvvv) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (wwww) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (xxxx) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (yyyy) Investment Advisory Agreement for Janus Tax-Exempt Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (zzzz) Investment Advisory Agreement for Janus Institutional Cash Reserves Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (aaaaa) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (bbbbb) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (ccccc) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (ddddd) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (eeeee) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (fffff) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ggggg) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (hhhhh) Amendment to Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (iiiii) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (jjjjj) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to
                    Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (kkkkk) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (lllll) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (mmmmm) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (nnnnn) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ooooo) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ppppp) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (qqqqq) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (rrrrr) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (sssss) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ttttt) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (uuuuu) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (vvvvv) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (wwwww) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (xxxxx) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is incorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (yyyyy) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (zzzzz) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (aaaaaa) Amendment to Investment Advisory Agreement for Janus Triton
                    Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (bbbbbb) Amendment to Investment Advisory Agreement for Janus Twenty
                    Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (cccccc) Amendment to Investment Advisory Agreement for Janus Venture
                    Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (dddddd) Amendment to Investment Advisory Agreement for Janus
                    Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (eeeeee) Amendment to Sub-Advisory Agreement for Janus Mid Cap Value
                    Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ffffff) Amendment to Sub-Advisory Agreement for Janus Small Cap
                    Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (gggggg) Amendment to Investment Advisory Agreement for Janus Core
                    Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (hhhhhh) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

           (iiiiii) Amendment to Investment Advisory Agreement for Janus Mercury
                    Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (jjjjjj) Amendment to Investment Advisory Agreement for Janus
                    Research Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (kkkkkk) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed
                    Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

           (llllll) Amended and Restated Investment Advisory Agreement for
                    Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (mmmmmm) Amended and Restated Investment Advisory Agreement for
                    Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (nnnnnn) Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated
                    December 31, 2008 is incorporated herein by reference to
                    Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (oooooo) Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).


           (pppppp) Form of Investment Advisory Agreement is incorporated herein by reference to Exhibit 6(pppppp) to Form N-14, filed on March 17, 2009 (File No. 333-158021).


Exhibit 7  (a)      Distribution Agreement between Janus Investment Fund and
                    Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective
                    Amendment No. 105, filed on December 13, 2002 (File No.
                    2-34393).

           (b) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to
                    Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (c) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

Exhibit 8           Not Applicable.

Exhibit 9  (a)      Global Custody Services Agreement between Janus Investment
                    Fund, on behalf of Janus Money Market Fund, Janus Government
                    Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective
                    Amendment No. 88, filed on November 15, 1999 (File No.
                    2-34393).

           (b) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

           (c) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

           (d) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

           (e) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

           (f) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to
                    Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (g)      Form of Letter Agreement in regards to Janus Smart Portfolio
                    - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, with State Street Bank and Trust

                    Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (h) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (i) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

Exhibit 10 (a)      Form of plan for Janus Money Market Fund, Janus Government
                    Money Market Fund and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No.
                    66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

           (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

           (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

           (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

           (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (f) Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit 10(f) to Form N-14, filed on March 17, 2009 (File No. 333-158021).


           (g) Form of Distribution and Shareholder Servicing Plan for Class A Shares is filed herein as Exhibit 10(g).

           (h) Form of Distribution and Shareholder Servicing Plan for Class C Shares is filed herein as Exhibit 10(h).

           (i) Form of Distribution and Shareholder Servicing Plan for Class R Shares is filed herein as Exhibit 10(i).

           (j) Form of Distribution and Shareholder Servicing Plan for Class S Shares is filed herein as Exhibit 10(j).

Exhibit 11 Form of Opinion and Consent of Counsel as to legality of shares being registered is filed herein as Exhibit 11.

Exhibit 12 Form of Tax Opinion of Dechert LLP, counsel for the Registrant, is filed herein as Exhibit 12.

Exhibit 13 (a)      Form of Administration Agreement with Janus Capital
                    Corporation for Janus Money Market Fund, Janus Government
                    Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997
                    (File No. 2-34393).

           (b) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

           (c) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

           (d) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

           (e) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (f) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (g) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

           (h) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (i) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (j) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (k) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (l) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (m) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

           (n) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (o) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (p) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (q) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (r) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (s) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (t) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-

                    Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (u) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

           (v) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

           (w) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

           (xxx) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (y) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (z) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Bond Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (aa) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (bb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1,

                    2005 is incorporated herein by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (ee) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (ff) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

           (gg) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Growth is incorporated herein by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

           (hh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

           (ii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Conservative is incorporated herein by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

           (jj) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

           (kk) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (ll) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (mm) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (nn) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to
                    Exhibit 8(rrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (pp) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (qq) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

           (rr) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (ss) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

           (tt) First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

           (uu) Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

           (vv) Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

           (ww) Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (xx) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (yy) Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (zz) Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

           (aaa) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund is filed herein as
                    Exhibit 13(aaa).

Exhibit 14          Consent of PricewaterhouseCoopers LLP is filed herein as
                    Exhibit 14.

Exhibit 15          Not applicable.

Exhibit 16 Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 17 Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 7th day of May, 2009.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and
                                            Chief Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                             Title                    Date
-------------------------------------   --------------------------------   -----------


/s/ Robin C. Beery                      President and Chief                May 7, 2009
-------------------------------------   Executive Officer (Principal
Robin C. Beery                          Executive Officer)


Jesper Nergaard                         Vice President, Chief              May 7, 2009
-------------------------------------   Financial Officer, Treasurer and
/s/ Jesper Nergaard                     Principal Accounting Officer
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)


William F. McCalpin*                    Chairman and Trustee               May 7, 2009
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                            May 7, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                            May 7, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                            May 7, 2009
-------------------------------------
Dennis B. Mullen

Signature                                             Title                    Date
-------------------------------------   --------------------------------   -----------


James T. Rothe*                         Trustee                            May 7, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                            May 7, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                            May 7, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                            May 7, 2009
-------------------------------------
Linda S. Wolf

/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

Pursuant to Powers of Attorney dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

INDEX OF EXHIBITS

Exhibit Number    Exhibit Title
--------------    -------------
Exhibit 4(b)      Form of Agreement and Plan of Reorganization among Janus
                  Adviser Series (on behalf of certain series), Janus Investment
                  Fund (on behalf of certain series) and Janus Capital
                  Management LLC (included as Appendix A to the
                  Prospectus/Information Statement of this Registration
                  Statement).

Exhibit 10(g)     Form of Distribution and Shareholder Servicing Plan for Class
                  A Shares.

Exhibit 10(h)     Form of Distribution and Shareholder Servicing Plan for Class
                  C Shares.

Exhibit 10(i)     Form of Distribution and Shareholder Servicing Plan for Class
                  R Shares.

Exhibit 10(j)     Form of Distribution and Shareholder Servicing Plan for Class
                  S Shares.

Exhibit 11 Form of Opinion and Consent of Counsel as to legality of shares being registered.

Exhibit 12        Form of Tax Opinion of Dechert LLP, counsel for the Registrant

Exhibit 13(aaa)   Form of Expense Limitation Agreement between Janus Capital
                  Management LLC and Janus Investment Fund.

Exhibit 14        Consent of PricewaterhouseCoopers LLP.